WEISS, PECK & GREER

                                  MUTUAL FUNDS

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                               WPG CORE BOND FUND
                     (FORMERLY GOVERNMENT SECURITIES FUND)
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND


                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332

WEISS, PECK & GREER MUTUAL FUNDS

TABLE OF CONTENTS


        Chairman's Letter .............................................    1
        Major Portfolio Changes .......................................    3
        Average Annual Total Returns ..................................    4
        Ten Largest Holdings ..........................................    6
        (Schedules of Investments)
            WPG Tudor Fund ............................................    8
            WPG Growth and Income Fund ................................    9
            WPG Growth Fund ...........................................   11
            WPG Quantitative Equity Fund ..............................   12
            Weiss, Peck & Greer International Fund ....................   14
            WPG Core Bond Fund ........................................   16
            WPG Intermediate Municipal Bond Fund ......................   18
            WPG Government Money Market Fund ..........................   22
            WPG Tax Free Money Market Fund ............................   22
        Statements of Assets and Liabilities ..........................   28
        Statements of Operations ......................................   30
        Statements of Changes in Net Assets ...........................   32
        Notes to Financial Statements .................................   34
        Financial Highlights ..........................................   40

         GROWTH
         OBJECTIVE: Maximum capital appreciation (intended primarily for institutional investors).

         INTERNATIONAL
         OBJECTIVE: Long-term growth of capital.

         TUDOR
         OBJECTIVE: Capital appreciation.

         GROWTH AND INCOME
         OBJECTIVE: Long-term growth of capital and current income.

         QUANTITATIVE EQUITY
         OBJECTIVE: Seeks to provide investment results that exceed the S & P
                    500.

         CORE BOND
         OBJECTIVE: Current income.

         INTERMEDIATE MUNICIPAL BOND
         OBJECTIVE: High current income consistent with relative stability of principal Exempt from Federal Income Tax.

       * TAX FREE MONEY MARKET
         OBJECTIVE: Maximize current income with preservation of capital and liquidity. Exempt from Federal Income Tax.

       * GOVERNMENT MONEY MARKET
         OBJECTIVE: Maximize current income with preservation of capital and liquidity.

         * Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured or guaranteed by the U.S. Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:

DOMESTIC MARKETS
----------------

     The powerful 1990's bull market continued to rise led by large capitalization issues. A near perfect domestic economic backdrop has provided the environment for the rally. Slow but sustainable real GDP growth has been accompanied by low inflation, declining interest rates, a strong U.S. dollar, high consumer confidence and strong cash flows into the financial markets.

     The United States' economy entered its seventh year of expansion during the second quarter of 1998. This economic upturn is the third longest since World War II but has also exhibited the slowest yearly real GDP growth. Since 1991, real GDP growth has averaged 2.8% per year, 40% less than the 4.9% average growth rate of the longest post-WWII economic period during the 1960's. One very important derivative of this current muted expansion is low inflation which has dramatically bolstered the bull market for financial assets. Inflation, as measured by the CPI, is increasing at a 1.7% annual rate through May 31, 1998.

     Asian economic problems continue to be a cause for concern. During the second quarter of 1998, Japan officially entered into a recession and the dollar-to-yen ratio increased towards the 150 level before U.S. Treasury Secretary Rubin announced yen support. Clearly, this yen buying is only a stopgap and requires more fundamental internal Japanese measures and resolve than has been generated thus far. Asian weakness is causing a contraction of exports from America and is therefore increasing the U.S. trade deficit. While this may impact American companies with large Asian business, the short-term effect has been to discourage the Federal Reserve from raising interest rates. Consumer spending has also benefited from lower import pricing.

     The U.S. equities markets, after a strong first quarter performance, exhibited a dual personality during the second quarter of 1998. The Dow Jones Industrial Average, the S&P 500 and the NASDAQ all rose to new highs while Value Line, the Russell 2000 and the AMEX fell during the same period. The best performing S&P 500 sectors were consumer cyclicals, technology and health care. Producers of oil, papers, semiconductors and other commodities underperformed. Large-cap issues continued to outperform while mid-cap and small-cap stocks languished.

     Federal Reserve officials have maintained a tightening bias as a result of strong first quarter growth and a continued decline in the unemployment rate. During the second quarter, however, strength in domestic demand was offset by a continued deterioration in exports due to weakness in Asia and cutbacks in inventory levels. Increased concerns regarding financial turmoil in Asia, Russia and Latin America, as well as the slowing of domestic growth, allowed the Federal Reserve to hold the Federal Funds rate steady at 5.5%. Continued positive news on inflation, the slowing of economic growth, reduced Treasury issuance, and an overall "flight to quality" caused Treasury yields to decline across the curve during the second half of the quarter. Yields on the 2, 5, 10, and 30 year Treasuries declined 8, 15, 21, and 31 basis points respectively.

     The corporate bond market began the quarter on a positive note but was negatively impacted by the "flight to quality" into Treasury securities. Coupled with persistent corporate supplies as a result of lower yields, and fears of a deteriorating profit outlook, corporate spreads widened during the second half of the quarter, particularly in longer maturities and lower quality credits. Mortgage securities performed well early in the quarter as well, but ended on a weak note. Asset-backed security spreads widened modestly throughout the quarter, as increased supply hit all sectors of this market. Despite this, the asset-backed securities sector continued to lead all sectors year-to-date in duration adjusted relative performance.

     As we enter the third quarter of 1998, we are optimistic regarding the investment outlook yet are cognizant of lofty valuation levels for the equity markets. We continue, however, to find attractive individual securities for our investment portfolios. The U.S. bond market continues to attract funds due to expected low inflation and emerging markets turmoil.

INTERNATIONAL MARKETS
---------------------

Although the EAFE index rose by 1.1% in U.S. dollar terms in the second quarter of 1998, component equity market returns were very mixed. Another bout of nervousness about the Far East saw some steep declines in Asian stock markets; Japan reported a sharp fall in GDP for the first quarter and equity prices were weak initially before a late rally. The UK lost momentum and a little ground amid a rise in interest rates and pessimistic manufacturing surveys, but the continental European markets continued to provide good returns as profits forecasts continued to be revised up and as EMU news pleased investors.

Looking forward, we believe that equity markets in the Far East are likely to continue to be subject to mood swings as policy news unfolds, albeit with the potential for sharp rallies if investors believe the worst has passed. In Europe, equity markets will be susceptible to continuing uncertainty in the Far East but we anticipate that the domestic economic framework and the liquidity from mutual funds and corporate activity will remain very supportive.

As these events unfold, we will continue to direct our efforts to identifying the investments that will enable Weiss, Peck & Greer shareholders to achieve their long-term investment goals.

                                               Sincerely,



                                               /s/ Roger J. Weiss
                                               ------------------
                                               Roger J. Weiss
                                               Chairman of the Board
                                               July 22, 1998

WEISS, PECK & GREER MUTUAL FUNDS

MAJOR PORTFOLIO CHANGES - EQUITY FUNDS - QUARTER ENDING JUNE 30,1998 - UNAUDITED

TUDOR                              GROWTH AND INCOME

ADDITIONS                          ADDITIONS
---------                          ---------
American Italian Pasta Cl A        Computer Sciences Corp.
Aurora Foods Inc.                  Harcourt General
Cross Timbers Oil Co.              Hewlett-Packard Co.
Dura Automotive Systems Inc.       Linear Technology Corp.
Frontier Insurance Group Inc.
Skytel Communications Inc.
Skywest Inc.
TLC The Laser Center
UCAR International Inc.
Vesta Insurance Group Inc.

DELETIONS                          DELETIONS
---------                          ---------
Access Health Inc.                 Boeing Co.
Corrections Corp. of America       Conseco Inc. 7.00% Preferred Stock
Integrated Health Services Inc.    Entertainment Properties Trust
Keane Inc.                         NationsBank Corp.
Mills Corp.                        Post Properties
MoneyGram Payment Systems
Party City Corp.
Royal Caribbean Cruises Ltd.
Solectron Corp.
Wackenhut Corrections Corp.


GROWTH                             INTERNATIONAL

ADDITIONS                          ADDITIONS
---------                          ---------
American Italian Pasta Cl A        British Energy
Aurora Foods Inc.                  Corp. Bancaria De Espana
Cross Timbers Oil Co.              Glaxo Wellcome
Dura Automotive Systems Inc.       HSBC Holdings PLC
Frontier Insurance Group Inc.      Hutchinson Whampoa
Skytel Communications Inc.         Nippon Television Network
Skywest Inc.                       OJI Paper Co.
TLC The Laser Center               Royal Dutch Petroleum
UCAR International Inc.            Siemens AG
Vesta Insurance Group Inc.         Thyssen AG

DELETIONS                          DELETIONS
---------                          ---------
Access Health Inc.                 Argentaria CMN
ADVO Inc.                          British Telecommunications
America West Holdings Corp. Cl B   BTR PLC
BioChem Pharmaceutical Inc.        Coca Cola Amatil Ltd.
Briggs and Stratton Corp.          Eaux (CIE Generale Des)
Integrated Health Services Inc.    Fujitsu Ltd.
Mills Corp.                        Hong Kong Electric Holdings
MoneyGram Payment Systems          Nissan Motor Co.
P-Com Inc.                         Taisho Pharmaceutical
Solectron Corp.                    Zeneca Group

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1998 (UNAUDITED)



TUDOR
--------------------------------------------------------------------------------
                                       SIX    ONE     FIVE    TEN
                                      MONTHS  YEAR    YEARS   YEARS
                                      ------  ----    -----   -----
TUDOR                                 -0.41%  9.57%   13.19%  13.15%

Russell 2500 Growth Index              5.72% 13.44%   15.33%  13.62%
Lipper Capital Appreciation Index     14.69%  24.90%  17.30%  15.13%
--------------------------------------------------------------------------------
The restructuring of the Fund's portfolio continued to effect performance during the second quarter. During a difficult period for small capitalization stocks, the Fund's N.A.V. fell 7.6% during the same period the Russell 2500 index fell 5.4%. This under performance was in large part due to the repositioning of the portfolio and a reduction in the number of positions held. While we are not satisfied with the recent results, we have strengthened the portfolio management and research team with the goal of improving the Fund's performance. Through June 30, positive contributions were achieved in financial, consumer and industrial stocks. Under performing sectors included energy, healthcare and business services.

GROWTH AND INCOME
--------------------------------------------------------------------------------
                                       SIX    ONE     FIVE    TEN
                                      MONTHS  YEAR    YEARS   YEARS
                                      ------  ----    -----   -----
GROWTH AND INCOME                     18.72%  33.33%  21.16%  17.36%

S & P 500 Stock Index                 17.71%  30.16%  23.08%  18.56%
Lipper Growth & Income Funds          12.11%  22.86%  19.02%  15.77%

--------------------------------------------------------------------------------

The WPG Growth and Income Fund continues to deliver top grade performance. The portfolio is performing well versus the S&P 500 Index as well as the Lipper Growth & Income Average. Consumer cyclicals, health care and technology positions led sector performance. Top performing individual issues included American Express, BMC Software, Cisco, Computer Sciences, Ericsson, Home Depot, McDonalds, Pfizer and Warner Lambert. REIT holdings underperformed during the quarter. REIT positions reduce portfolio risk while adding current yield to the total portfolio.

GROWTH
--------------------------------------------------------------------------------

                                       SIX    ONE     FIVE    TEN
                                      MONTHS  YEAR    YEARS   YEARS
                                      ------  ----    -----   -----
GROWTH                               -1.11%  7.07%   11.03%  12.03%

Russell 2000 Growth Index              5.46%  13.19%  13.71%  11.59%
Wilshire Small Co. Growth Index        3.97%   9.29%  16.05%  13.73%
Lipper Small Cap Index                 6.45%  15.52%  15.51%  13.74%
--------------------------------------------------------------------------------

The restructuring of the Growth Fund's portfolio and a very weak market for small capitalization stocks hurt the performance of the Fund during the second quarter. The Fund's N.A.V. declined by 7.46% compared to a 6.22% decline in the Russell 2000. While we are not satisfied with the recent results, we have strengthened the research and portfolio management team and improved the overall quality of our holdings. The number of stocks has been reduced by more than half and research coverage has been intensified. We expect an eventual improvement in performance. Through June 30, positive contributions were achieved in consumer, financial and industrial stocks. Business services, Energy and Healthcare stocks underperformed.


QUANTITATIVE EQUITY
--------------------------------------------------------------------------------

                                     SIX    ONE     FIVE    FROM
                                    MONTHS  YEAR    YEARS   1/1/93++
                                    ------  ----    -----   --------
QUANTITATIVE EQUITY                 15.58%  24.88%  19.15%  19.15%

S & P 500 Stock Index               17.71%  30.16%  23.08%  21.83%

--------------------------------------------------------------------------------

On a year-to-date basis the Fund has had a total return of 15.6%, 2.1% less than the return of the S&P 500 Index. In the second quarter the market continued its focus on some of the largest companies in the Index. Many of these (i.e. Coca-Cola, Wal-Mart) have not looked attractive on our quantitative model because of their high valuations. As a result, these companies are either not owned by the Fund or were held by the Fund at a weight that is less than the Index weight. Some of our greatest success in the quarter, relative to the Index, was in our retail stock selections (Lowe's, Home Depot, Dayton Hudson). Our focus on companies with a good short and long-term earnings growth and price movement was the greatest contributor to our returns. It also served us well to be underweight in domestic oil producers and oil service companies (the overall weight of the energy sector equaled that of the Index). We remain committed to the discipline of our quantitative model and believe that performance will improve as we face the latter half of 1998.

INTERNATIONAL
--------------------------------------------------------------------------------

                                       SIX     ONE     FIVE    FROM
                                       MONTHS  YEAR    YEARS   6/1/89++
                                       ------  ----    -----   --------
INTERNATIONAL (a)                      16.45%  8.92%   10.00%  5.36%

EAFE (Europe,Australia,Far East)Index  16.08%  6.38%   10.34%  6.55%

--------------------------------------------------------------------------------

With the continued economic, currency and financial market problems in the Far East, the asset allocation of the Fund has been appropriately slanted towards Europe. Japan and the Pacific ex-Japan have been underweighted relative to the EAFE Index, while Europe has been overweighted. The Fund's policy contributed to outperformance of the Index in the first six months of 1998 and in the twelve months to the end of June. Asset allocation is not being altered for the time being but opportunities may be taken to reduce Far East underweighting gradually.

WEISS, PECK & GREER MUTUAL FUNDS

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 1998 (UNAUDITED)


CORE BOND
--------------------------------------------------------------------------------

                                    SIX     ONE     FIVE    TEN
                                    MONTHS  YEAR    YEARS   YEARS
                                    ------  ----    -----   -----
CORE BOND (b)                       4.54%   9.40%   4.27%   7.48%

Lehman Aggregate Index              3.93%   9.19%   6.25%   8.66%
Morningstar Intermediate-Term
  Bond Index                        3.66%   9.57%   6.22%   8.59%
--------------------------------------------------------------------------------

The Fund outperformed the Lehman Aggregate Index during the quarter by 0.21% (2.55 versus 2.34%) as a result of several factors. First, the Fund had a modest barbell structure (underweight the 5-year area of the curve) throughout the quarter, which had a slight positive impact on performance. Second, the Fund began the quarter overweight in the corporate security sector, with an emphasis on long BBB finance and industrials. This exposure was reduced to neutral in late May and early June following the strong performance of the sector during the first two months of the quarter. Third, the Fund also began the quarter overweight in the mortgage securities sector, with an emphasis on slight premium coupon 15 and 30 year maturities. This exposure was moved to underweight in May and back to neutral by the end of June in response to the dramatic cheapening of the sector in June. The timing of these mortgage sector moves added modestly to relative performance during the quarter. Year-to-date the Fund has outperformed its benchmark by 0.61% (4.54% versus 3.93%).

INTERMEDIATE MUNICIPAL BOND
--------------------------------------------------------------------------------

                                         SIX    ONE     FIVE
                                        MONTHS  YEAR    YEARS++
                                        ------  ----    -------
INTERMEDIATE MUNICIPAL BOND (c)         2.21%   7.11%   5.45%

Lehman Brothers 3-10 Year Municipal
   Bond Index                           2.35%   7.05%   5.78%
Lipper Intermediate Muni Funds          2.05%   6.69%   5.05%

--------------------------------------------------------------------------------
Municipal yields remained range bound during the second quarter of 1998, ending the period where they began the year. As yields have been essentially unchanged, principal changes have had little impact on the Fund's return during 1998. Virtually all of the Fund's return has come from income. Against this backdrop, the Fund has remained ahead of the Lipper average, while slightly trailing the unmanaged Lehman Index for the six months ended June 30, 1998.


   ++  Inception of Fund

   (a) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from the date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 6/30/98 and from inception through 6/30/98 would have been lower.

   (b) The Adviser waived a portion of its fee since January 1, 1998. Had the Adviser not done so, the total return for the six months ended June 30, 1998, one year ended June 30, 1998, five years ended June 30, 1998, and ten years ended June 30, 1998 would have been lower.

   (c) The Adviser waived its fee from inception of the Fund through October 19, 1994 and has waived a portion of its fee from March 1, 1997 through June 30, 1998 and has also reimbursed certain other expenses from inception date through February 28, 1997. Had the Adviser not done so, the total return of the Fund for the six months ended June 30, 1998, for the year ended 6/30/98 and from inception through 6/30/98 would have been lower.

Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index and Russell 2500 Growth Index are measurements of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market capitalization of approximately $220 million and $1.4 billion, respectively. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Aggregate Index is a market weighted blend of all investment grade corporate issues, all mortgage securities and all government issues. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. Indices are unmanaged group of securities.

WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT JUNE 30, 1998 * (UNAUDITED)



                                    MARKET
                                    VALUE      PERCENT
TUDOR FUND                         (000'S)     OF FUND
--------------------------------------------------------------------------------
Paging Networks Inc. ...........   $ 5,628       4.1%
BE Aerospace Inc. ..............     4,756       3.4%
America West Holdings Corp. Cl B     5,379       3.2%
GTECH Holdings Corp. ...........     4,086       3.0%
Hexcel Corp. ...................     3,824       2.8%
Washington Federal Inc. ........     3,779       2.7%
Lyondell Petrochemical Co. .....     3,777       2.7%
Western Wireless Corp. Cl A ....     3,639       2.6%
Amerin Corp. ...................     3,619       2.6%
Gardner Denver Machinery .......     3,517       2.5%
                                   -------      ----
                                   $41,004      29.6%
                                   =======      ====
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------
Paging Networks Inc. ...........      $1,120    4.6%
Hexcel Corp. ...................         846    3.5%
BE Aerospace Inc. ..............         830    3.4%
GTECH Holdings Corp. ...........         775    3.2%
Amerin Corp. ...................         759    3.2%
Skytel Communications Inc. .....         686    2.8%
Gardner Denver Machinery .......         656    2.7%
Gulf Canada Resources ..........         652    2.7%
Western Wireless Corp. Cl A ....         650    2.7%
Rationale Software Corp. .......         610    2.5%
                                      ------   ----
                                      $7,584   31.3%
                                      ======   ====

--------------------------------------------------------------------------------

INTERNATIONAL FUND
--------------------------------------------------------------------------------
Novartis AG ....................      $  307    3.4%
AXA UAP ........................         257    2.8%
Viag AG ........................         251    2.8%
Barclays PLC ...................         247    2.7%
Alcatel Alsthom ................         247    2.7%
Lafarge ........................         211    2.3%
Daimler Benz AG ................         207    2.3%
Philips Electronics ............         195    2.2%
Societe Generale ...............         191    2.1%
Corp. Bancaria de Espana .......         189    2.1%
                                      ------   ----
                                      $2,302   25.4%
                                      ======   ====

--------------------------------------------------------------------------------




                                     MARKET
                                     VALUE     PERCENT
GROWTH AND INCOME FUND               (000'S)   OF FUND
--------------------------------------------------------------------------------
Warner Lambert Co. .............      $6,244    4.1%
Carnival Corp. .................       5,944    3.9%
McDonald's Corp. ...............       5,175    3.4%
Pfizer Inc. ....................       4,891    3.2%
Cisco Systems Inc. .............       4,603    3.0%
Schering-Plough Corp. ..........       4,581    3.0%
American Express Co. ...........       4,560    3.0%
Bank of New York Inc. ..........       4,552    3.0%
American International Group Inc.      4,380    2.9%
Storage Technology Corp. .......       4,337    2.8%
                                     -------   ----
                                     $49,267   32.3%
                                     =======   ====

--------------------------------------------------------------------------------

QUANTITATIVE EQUITY FUND
--------------------------------------------------------------------------------
Exxon Corp. ....................      $2,995    4.0%
Microsoft Corp. ................       2,428    3.3%
General Electric Co. ...........       2,275    3.1%
Ameritech Corp. ................       2,037    2.8%
Schering-Plough Corp. ..........       1,860    2.5%
Dayton Hudson Corp. ............       1,819    2.4%
BellSouth Corp. ................       1,745    2.4%
Bristol Myers Squibb Co. .......       1,598    2.1%
Pfizer Inc. ....................       1,489    2.0%
Warner Lambert Co. .............       1,429    1.9%
                                     -------   ----
                                     $19,675   26.5%
                                     =======   ====


WEISS, PECK & GREER MUTUAL FUNDS

TEN LARGEST HOLDINGS AT JUNE 30, 1998 * (UNAUDITED) - CONTINUED




                                                                             MARKET
                                                                             VALUE     PERCENT
CORE BOND FUND                                                              (000's)    OF FUND
-----------------------------------------------------------------------------------------------
United States Treasury Note 6.125% Due 8/15/07 ...........................   $9,718     8.4%
United States Treasury Note 5.500% Due 2/29/00 ...........................    8,682     7.5%
United States Treasury Note 6.375% Due 4/30/99 ...........................    8,333     7.2%
United States Treasury Bond 6.125% Due 11/15/27 ..........................    7,694     6.7%
United States Treasury Note 5.750% Due 9/30/99 ...........................    7,194     6.2%
Federal Home Loan Mortgage Corp. 7.500% Due 8/15/24 ......................    6,008     5.2%
Federal National Mortgage Association 7.000% Due 7/1/13 ..................    5,067     4.4%
Government National Mortgage Association 8.000%
     Due 8/15/26 - 8/15/27 ...............................................    4,505     3.9%
Federal National Mortgage Association 7.000% Due 8/1/28 ..................    3,840     3.3%
Federal National Mortgage Association 6.500% Due 7/1/13 ..................    3,692     3.2%
                                                                             ------    ----
                                                                            $64,733    56.0%
                                                                            =======    ====
---------------------------------------------------------------------------------------------


INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------------------------------------------------------------
Seattle Washington General Obligation 5.500% Due 3/1/09 ..................   $1,079     4.5%
San Francisco California City & County Refunding Series 1
     (FGIC Insured) 5.000% Due 6/15/10 ...................................    1,032     4.3%
Port of Houston Texas General Obligation Bond 5.100% 10/1/11 .............    1,027     4.3%
San Marino Unified School District Series B 4.700% Due 7/1/11 ............    1,001     4.2%
Springfield Illinois Electric Revenue 6.500% Due 3/1/08 ..................      862     3.6%
Lancaster County Pennsylvania General Obligation Bond Series B
     (AMBAC Insured) 4.100% Due 11/1/03 ..................................      835     3.5%
Oklahoma County Oklahoma Home Finance Authority Single Family
     Refunding Prerefunded Zero Coupon Due 7/1/12 ........................      660     2.8%
Harris County Texas Flood District General Obligation
     Zero Coupon Due10/1/06 ..............................................      659     2.8%
Cypress Fairbanks Texas General Obligation Independent
     School District 7.300% Due 2/15/07 ..................................      594     2.5%
Mercedes Texas Independent School District 4.900% Due 8/15/09 ............      587     2.4%
                                                                             ------    ----
                                                                             $8,336    34.9%
                                                                             ======    ====
---------------------------------------------------------------------------------------------


* The composition of the largest securities in each portfolio is subject to change.

WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED






NUMBER                                                     VALUE
OF SHARES                 SECURITY                        (000'S)
---------                 --------                        -------


                                      TUDOR
         COMMON STOCKS (93.9%)
         CAPITAL GOODS
         COMMUNICATIONS (2.3%)
64,600   + Aspect Telecommunications .................     $   1,768
25,500   + P-COM Inc. ................................           234
68,200   + Powerwave Technologies Inc. ...............         1,142
                                                           ---------
                                                               3,144
                                                           ---------

         COMPUTER SOFTWARE & SERVICES (6.1%)
 22,000    Analysts International Corp. ..............           624
    125    Exigent International Inc. ................             1
 49,500  + Flexinternational Software ................           353
  4,400  + Microstrategy Inc. ........................           124
  5,000  + Mips Technologies Inc. ....................            67
201,000  + Rational Software Corp. ...................         3,065
 56,000  + Remedy Corp. ..............................           952
 58,500  + Segue Software Inc. .......................           899
103,200  + Structural Dynamics Research Corp. ........         2,387
                                                           ---------
                                                               8,472
                                                           ---------

         OTHER CAPITAL GOODS (6.0%)
163,300  + BE Aerospace Inc. .........................         4,756
127,600  + Gardner Denver Machinery ..................         3,517
                                                           ---------
                                                               8,273
                                                           ---------


         SEMICONDUCTORS & RELATED (5.4%)
140,300  + ADE Corp. .................................         2,052
 85,000    Hadco Corp. ...............................         1,982
 53,900  + KLA Instruments Corp. .....................         1,492
147,800  + KOMAG Inc. ................................           790
 80,000  + Trident International Inc. ................         1,200
                                                           ---------
                                                               7,516
                                                           ---------
                                                              27,405
                                                           ---------

         CONSUMER
         BIOTECHNOLOGY (2.2%)
63,200   + Myriad Genetics Inc. ......................           924
72,000   + Pathogenesis Corp. ........................         2,088
                                                           ---------
                                                               3,012
                                                           ---------

         FOOD (3.4%)
75,400   + American Italian Pasta Cl A ...............         2,809
91,900   + Aurora Foods Inc. .........................         1,935
                                                           ---------
                                                               4,744
                                                           ---------

         HEALTH CARE SERVICES (3.3%)
195,000  + Phycor Inc. ...............................         3,230
 82,100  + TLC The Laser Center ......................         1,344
                                                           ---------
                                                               4,574
                                                           ---------

         LEISURE & GAMING (3.0%)
121,300  + GTECH Holding Corp. .......................     $   4,086
                                                           ---------
         MEDIA (2.0%)
163,500  # Hollinger International Cl A ..............         2,780

         MEDIA COMMUNICATION (9.2%)
402,000  +  Paging Networks Inc. ......................        5,628
148,800  +  Skytel Communications Inc. ................        3,483
182,500  +  Western Wireless Corp. Cl A ...............        3,639
                                                           ---------
                                                              12,750
                                                           ---------

         MEDICAL EQUIPMENT (1.9%)
145,600  + Acuson Corp. ..............................         2,648
                                                           ---------

         RETAIL (1.7%)
150,000  + Micro Warehouse Inc. ......................         2,325
                                                           ---------
                                                              36,919
                                                           ---------

         ENERGY
         OIL & GAS EXPLORATION (5.2%)
 72,400     Cross Timbers Oil Co. ..................           1,380
642,500  +  Gulf Canada Resources ..................           3,172
 83,300  +  Nuevo Energy Co. .......................           2,676
                                                           ---------
                                                               7,228
                                                           ---------
         INTERMEDIATE GOODS & SERVICES
         BASIC INDUSTRIES (11.2%)
103,700  + Airgas Inc. ...............................         1,491
  9,700    Briggs & Stratton Corp. ...................           363
 91,300    CalMat Co. ................................         2,009
 41,600  + Dura Automotive Systems Inc. ..............         1,336
169,000  + Hexcel Corp. ..............................         3,824
124,100    Lyond .....................................         3,777
 94,400  + UCAR International Inc. ...................         2,755
                                                           ---------
                                                              15,555
                                                           ---------

         BUSINESS SERVICES (5.4%)
106,500  + ADVO Inc. .................................         3,002
 55,000  + Emcor Group Inc. ..........................         1,052
 35,400  + International Network Services ............         1,452
111,500    Reynolds & Reynolds Cl A ..................         2,028
                                                           ---------
                                                               7,534
                                                           ---------

         TRANSPORTATION (5.6%)
153,300  + America West Holdings Corp. Cl B ..........         4,379
130,000  + Consolidated Freightways Corp. ............         1,812
 53,700    Skywest Inc. ..............................         1,503
                                                           ---------
                                                               7,694
                                                           ---------
                                                              30,783
                                                           ---------



Page 8              See notes to financial statements.


WEISS, PECK & GREER MUTUAL FUNDS

SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED - (CONTINUED)



NUMBER                                                       VALUE
OF SHARES           SECURITY                                (000'S)
---------           --------                                -------
                                TUDOR (continued)



         INTEREST SENSITIVE
         BANKS (6.9%)
169,500  + BankUnited Financial Corp.Cl A .............    $   2,797
 67,500    Coastal Bancorp Inc. .......................        1,654
 35,000    Seacoast Banking ...........................        1,348
136,800    Washington Federal Inc. ....................        3,779
                                                           ---------
                                                               9,578
                                                           ---------

         HOME BUILDING (2.0%)
108,500  Del Webb Corp. ..............................         2,814
                                                           ---------

         INSURANCE (8.0%)
124,000  + Amerin Corp. ..............................         3,619
132,000    Frontier Insurance Group Inc. .............         2,978
 98,000  + UICI ......................................         2,671
 84,500    Vesta Insurance Group Inc. ................         1,801
                                                           ---------
                                                              11,069
                                                           ---------

         OTHER (3.1%)
 73,800  + Affiliated Managers Group .................         2,763
 61,500    Waddell & Reed Financial ..................         1,472
                                                               4,235
                                                           ---------
                                                              27,696
                                                           ---------

         TOTAL COMMON STOCK
         (Cost $125,512) .............................       130,031
                                                           ---------

         CONVERTIBLE PREFERRED
         STOCK (0.0%)
         CAPITAL GOODS
         (Cost $514)
  5,138       Advance Promotion Technology Inc. ......             1
                                                           ---------

PRINCIPAL
AMOUNT
(000's)
-------
         EURODOLLAR DEPOSIT (7.4%)
         (Cost $10,228)
$10,228  Societe Generale Bank
          5.750% Due 7/1/98 ..........................        10,228
                                                           ---------
         TOTAL INVESTMENTS (101.3%)
         (Cost $136,254) .............................       140,260

         LIABILITIES IN EXCESS
         OF OTHER ASSETS (-1.3%) .....................        (1,853)
                                                           ---------
         TOTAL NET ASSETS (100.0%) ...................      $138,407
                                                           =========


 #        Securities out on loan.
 +        Non-income producing security.





NUMBER                                                       VALUE
OF SHARES           SECURITY                                (000'S)
---------           --------                                -------

                               GROWTH AND INCOME



         COMMON STOCKS (98.4%)
         CAPITAL GOODS
         COMPUTER SOFTWARE &
         SERVICES (16.8%)
 80,000  + BMC Software Inc. .........................     $   4,155
100,000  + Cadence Design Systems Inc. ...............         3,125
 50,000  + Cisco Systems Inc. ........................         4,603
 50,000  + Computer Sciences Corp. ...................         3,200
 43,000    Hewlett-Packard Co. .......................         2,575
 60,000    Linear Technology Corp. ...................         3,619
100,000  + Storage Technology Corp. ..................         4,337
                                                           ---------
                                                              25,614
                                                           ---------

         OTHER CAPITAL GOODS (8.6%)
 60,000  Emerson Electric Co. .......................         3,619
100,000  Ericsson L M Telephone Co. ADR Cl B ........         2,862
 40,000  General Electric Co. .......................         3,640
 30,000  Xerox Corp. ................................         3,049
                                                           ---------
                                                              13,170
                                                           ---------
                                                              38,784
                                                           ---------

         CONSUMER
         HEALTH CARE (16.9%)
 30,000  Bristol-Myers Squibb Co. ....................         3,448
 50,000  Lilly (Eli) & Co. ...........................         3,303
 25,000  Merck & Co. .................................         3,344
 45,000  Pfizer Inc. .................................         4,891
 50,000  Schering - Plough Corp. .....................         4,581
 90,000  Warner Lambert Co. ..........................         6,244
                                                           ---------
                                                              25,811
                                                           ---------

         RESTAURANTS (3.4%)
 75,000  McDonald's Corp. ............................         5,175
                                                           ---------

         OTHER CONSUMER (15.7%)
100,000  AutoZone Inc. ...............................         3,194
150,000  Carnival Corp. ..............................         5,944
 60,000  Harcourt General ............................         3,570
150,000  Hilton Hotel Corp. ..........................         4,275
 37,000  Home Depot ..................................         3,073
100,000  Philip Morris Companies Inc. ................         3,937
                                                           ---------
                                                              23,993
                                                           ---------
                                                              54,979
                                                           ---------

         OTHER CONSUMER
         CONSUMER NON-DURABLES (1.5%)
 30,000  Johnson & Johnson ..........................          2,212
                                                           ---------




                   See notes to financial statements                     Page 9




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


NUMBER                                                       VALUE
OF SHARES           SECURITY                                (000'S)
---------           --------                                -------

                         GROWTH AND INCOME (continued)


         INTERMEDIATE GOODS & SERVICES
         BASIC INDUSTRIES (1.8%)
 50,000  Monsanto Co. ...............................      $   2,794
                                                           ---------

         NATURAL RESOURCES
         ENERGY & RELATED (8.0%)
 35,000  Dresser Industries Inc. ....................          1,542
150,000  Energen Corp. ..............................          3,019
 50,000  Exxon Corp. ................................          3,566
 60,000  Schlumberger Ltd ...........................          4,099
                                                           ---------
                                                              12,226
                                                           ---------

         REAL ESTATE INVESTMENT TRUSTS
         COMMERCIAL & INDUSTRIAL (6.4%)
 50,000  CCA Prison Realty Trust ....................          1,531
100,000  Cornerstone Properties Inc. ................          1,763
 80,000  Crescent Real Estate Equities Inc. .........          2,690
 80,000  Duke Realty Investors Inc. .................          1,895
 75,000  Security Capital Industrial Trust ..........          1,875
                                                           ---------
                                                               9,754
                                                           ---------

         HEALTH CARE (0.9%)
 75,000  LTC Properties Inc. ........................          1,397
                                                           ---------
         RESIDENTIAL (1.1%)
 70,000  Mills Corp. ................................          1,680
                                                           ---------
                                                              12,831
                                                           ---------

         INTEREST SENSITIVE
         BANKS (5.2%)
 40,000  BankAmerica Corp. ..........................          3,457
 75,000  Bank of New York Inc. ......................          4,552
                                                           ---------
                                                               8,009
                                                           ---------

         INSURANCE (6.7%)
 30,000  American International Group Inc. ..........          4,380
 50,000  SAFECO Corp. ...............................          2,272
 60,000  Travelers Group Inc. .......................          3,637
                                                           ---------
                                                              10,289
                                                           ---------

         OTHER (5.4%)
 40,000  American Express Co. .......................          4,560
 60,000  Federal National Mortgage Association Corp.           3,645
                                                           ---------
                                                               8,205
                                                           ---------
                                                              26,503
                                                           ---------


         TOTAL COMMON STOCKS
           (Cost $94,247) ...........................        150,329
                                                           ---------


PRINCIPAL
AMOUNT                                                         VALUE
(000'S)                  SECURITY                             (000'S)
-------                  --------                             -------

                         GROWTH AND INCOME (continued)

         EURODOLLAR DEPOSIT (1.8%)
         (Cost $2,808)
$ 2,808  Societe Genrale Bank 5.750% Due 7/1/98 .....      $   2,808

         TOTAL INVESTMENTS (100.2%)
         (Cost $97,055) .............................        153,137

         LIABILITIES IN EXCESS OF
           OTHER ASSETS (-0.2%) .....................           (419)
                                                           ---------

         TOTAL NET ASSETS (100.0%) ..................       $152,718
                                                           =========


 +        Non-income producing security.




Page 10                  See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED



NUMBER                                                     VALUE
OF SHARES                 SECURITY                        (000'S)
---------                 --------                        -------

                                     GROWTH

         COMMON STOCKS (95.6%)
         CAPITAL GOODS
         COMMUNICATIONS (2.4%)
 12,700  +  Aspect Telecommunications ..................   $     348
 13,100  +  Powerwave Technologies Inc. ................         219
                                                           ---------
                                                                 567
                                                           ---------

         COMPUTER SOFTWARE & SERVICES (5.9%)
    900  +  Microstrategy Inc. .........................          26
 40,000  +  Rational Software Corp. ....................         610
 10,500  +  Remedy Corp. ...............................         179
  8,000  +  Segue Software Inc. ........................         123
 20,600  +  Structural Dynamics Research Corp. .........         476
                                                           ---------
                                                               1,414
                                                           ---------

         OTHER CAPITAL GOODS (6.1%)
 28,500  +  BE Aerospace Inc. ..........................         830
 23,800  +  Gardner Denver Machinery ...................         656
                                                           ---------
                                                               1,486
                                                           ---------

         SEMICONDUCTORS & RELATED (5.7%)
 30,000  +  ADE Corp. ..................................         439
 15,000     Hadco Corp. ................................         350
  8,000  +  KLA Instruments Corp. ......................         221
 31,800  +  KOMAG Inc. .................................         170
 14,000  +  Trident International Inc. .................         210
                                                           ---------
                                                               1,390
                                                           ---------
                                                               4,857
                                                           ---------

         CONSUMER
         BIOTECHNOLOGY (2.3%)
 12,500  +  Myriad Genetics Inc. .......................         183
 13,000  +  Pathogenesis Corp. .........................         377
                                                           ---------
                                                                 560
                                                           ---------

         FOOD (3.8%)
 14,800  +  American Italian Pasta Cl A ................         551
 17,900  +  Aurora Foods Inc. ..........................         377
                                                           ---------
                                                                 928
                                                           ---------

         HEALTH CARE SERVICES (3.2%)
 35,000  #+ Phycor Inc. ................................         579
 12,400  #+ TLC The Laser Center .......................         203
                                                           ---------
                                                                 782
                                                           ---------

         LEISURE & GAMING (3.2%)
 23,000  +  GTECH Holding Corp. ........................         775
                                                           ---------

         MEDIA (1.8%)
 26,100  #  Hollinger International Cl A ...............         444
                                                           ---------
         MEDIA - COMMUNICATION (10.1%)
 80,000  +  Paging Network Inc. ........................   $   1,120
 29,300  #+ Skytel Communications Inc. .................         686
 32,600  +  Western Wireless Corp. Cl A ................         650
                                                           ---------
                                                               2,456
                                                           ---------

         MEDICAL EQUIPMENT (2.0%)
 26,800  +  Acuson Corp. ...............................         487
                                                           ---------


         RETAIL (1.7%)
 26,600  +  Micro Warehouse Inc. .......................         412
                                                           ---------
                                                               6,844
                                                           ---------

         ENERGY
         OIL & GAS EXPLORATION (6.1%)
 14,300     Cross Timbers Oil Co. ......................         272
132,000  +  Gulf Canada Resources ......................         652
 17,000  +  Nuevo Energy Co. ...........................         546
                                                           ---------
                                                               1,470
                                                           ---------

         INTERMEDIATE GOODS & SERVICES
         BASIC INDUSTRIES (10.4%)
 17,000  +  Airgas Inc. ................................         244
 15,700     CalMat Co. .................................         346
  7,900  +  Dura Automotive Systems Inc. ...............         254
 37,400  #+ Hexcel Corp. ...............................         846
 10,200     Lyondell Petrochemical Co. .................         311
 18,000  +  UCAR International Inc. ....................         525
                                                           ---------
                                                               2,526
                                                           ---------

         BUSINESS SERVICES (5.8%)
422,500  #  Advanced Promotion Technology Inc. .........           6
 21,000  +  ADVO Inc. ..................................         592
 12,500  +  Emcor Group Inc. ...........................         239
  6,500  +  International Network Services .............         267
 16,500     Reynolds & Reynolds Cl A ...................         300
                                                           ---------
                                                               1,404
                                                           ---------

         TRANSPORTATION (2.8%)
 27,000  +  Consolidated Freightways Corp. .............         376
 10,700     Skywest Inc. ...............................         300
                                                           ---------
                                                                 676
                                                           ---------
                                                               4,606
                                                           ---------

         INTEREST SENSITIVE
         BANKS (7.4%)
 33,500  +  BankUnited Financial Corp. Cl A ............         553
 15,750     Coastal Bancorp Inc. .......................         386




                       See notes to financial statements                Page 11


WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED



NUMBER                                                        VALUE
OF SHARES                SECURITY                            (000'S)
---------                --------                            -------

                               GROWTH (continued)

  7,200  Seacoast Banking ...........................      $     277
 21,000  Washington Federal Inc. ....................            580
                                                           ---------
                                                               1,796
                                                           ---------

         HOME BUILDING (2.4%)
 22,500  Del Webb Corp. .............................            583
                                                           ---------

         INSURANCE (9.0%)
 26,000  +  Amerin Corp. ...............................         759
 24,750     Frontier Insurance Group Inc. ..............         558
 20,000  +  UICI .......................................         545
 14,900     Vesta Insurance Group Inc. .................         318
                                                           ---------
                                                               2,180
                                                           ---------

         OTHER (3.5%)
 15,000  #+ Affiliated Managers Group ..................         562
 12,000     Waddell & Reed Financial ...................         287
                                                           ---------
                                                                 849
                                                           ---------
                                                               5,408
                                                           ---------

         TOTAL COMMON STOCK
         (Cost $22,823) ................................      23,185

PRINCIPAL
AMOUNT
(000'S)
         EURODOLLAR DEPOSIT (5.5%)
         (Cost $1,345)
$ 1,345  Societe Generale Bank 5.750% Due 7/1/98 .......       1,345

         TOTAL INVESTMENTS (101.1%)
         (Cost $24,168) ................................      24,530

         LIABILITIES IN EXCESS OF
           OTHER ASSETS (-1.1%) ........................        (281)

         TOTAL NET ASSETS (100.0%) .....................     $24,249

 #        Securities out on loan.
 +        Non-income producing security.



NUMBER                                                        VALUE
OF SHARES         SECURITY                                   (000'S)
---------         --------                                   -------

                              QUANTITATIVE EQUITY

         COMMON STOCKS (99.8%)
         BASIC MATERIALS (2.7%)
 10,300  BF Goodrich Co. ...............................   $     511
 14,700  Fort James Corp. ..............................         654
  9,300  Praxair Inc. ..................................         435
 12,500  USX US Steel Group ............................         413
  2,013

         CONSUMER CYCLICALS (14.4%)
  3,600     Avon Products Inc. .........................         279
 15,000     Brunswick Corp. ............................         370
 13,600     Chrysler Corp. .............................         767
  8,000  +  Costco Companies Inc. ......................         505
 34,800     Darden Restaurants Inc. ....................         552
 37,500     Dayton Hudson Corp. ........................       1,819
  5,800  +  Federated Department Stores Inc. ...........         312
 18,200     Ford Motor Co. .............................       1,074
  9,800  +  King World Productions Inc. ................         250
 11,800     Loew's Companies Inc. ......................         479
 10,600     Marriott International Inc. Cl A ...........         343
 12,600     New York Times Co. Cl A ....................         999
  8,300     Omnicom Group Inc. .........................         414
 12,300     Premark International ......................         397
 21,200     TJX Companies Inc. .........................         511
 11,900     Tyco International Ltd. ....................         750
  1,500     VF Corp. ...................................          77
  7,800     Walt Disney Co. ............................         819
                                                           ---------
                                                              10,717
                                                           ---------

         CONSUMER NON CYCLICALS (9.7%)
 14,200     Anheuser - Busch Companies Inc. ............         670
  9,500     Dean Foods .................................         522
 10,600     General Mills Inc. .........................         725
 16,200     Heinz H J Co. ..............................         909
  8,400     Newell Co. .................................         418
 21,600     PepsiCo, Inc. ..............................         890
 23,400     Philip Morris Companies Inc. ...............         921
 10,200     Proctor & Gamble Co. .......................         929
 17,000  +  Safeway Inc. ...............................         692
 22,900     Universal Foods Corp. ......................         508
                                                           ---------
                                                               7,184
                                                           ---------


         ENERGY (7.8%)
  8,600  +  BJ Services ................................         250
  8,600     Coastal Corp. ..............................         600
 42,000     Exxon Corp. ................................       2,995
  8,000     Mobil Corp. ................................         613
 24,200     Royal Dutch Petroleum Co. ADR ..............       1,327
                                                           ---------
                                                               5,785
                                                           ---------





Page 12                    See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


NUMBER                                                       VALUE
OF SHARES                SECURITY                           (000'S)
---------                --------                           -------
                        QUANTITATIVE EQUITY (CONTINUED)
         FINANCE (17.7%)
  6,600  Allstate Corp. ................................   $     604
  6,800  AMBAC Inc. ....................................         398
  8,500  American General Corp. ........................         605
 13,200  Amsouth Bancorp ...............................         519
 11,500  Bank of New York Inc. .........................         698
  6,000  BankBoston Corp. ..............................         334
  7,300  Bear Stearns Companies Inc. ...................         415
 17,000  Chase Manhattan Corp. .........................       1,283
 17,600  Comdisco Inc. .................................         334
 14,850  Comerica Inc. .................................         984
 14,100  Fannie Mae ....................................         857
 14,000  First Union Corp. .............................         815
  3,450  Golden West Financial .........................         367
  6,000  Marsh & McLennan Companies ....................         363
  9,000  Morgan Stanley Dean Witter
           Discover Corp. ..............................         822
 13,700  NationsBank Corp. .............................       1,048
 12,500  PNC Bank ......................................         673
  6,400  Providian Financial Corp. .....................         503
 12,350  Southtrust Corp. ..............................         537
 16,000  Travelers Group Inc. ..........................         970
                                                           ---------
                                                              13,129
                                                           ---------

         HEALTH CARE (13.7%)
 20,400     Abbott Laboratories ........................         834
 13,900     Bristol-Myers Squibb Co. ...................       1,598
 11,500     Du Pont E I De Nemours & Co. ...............         858
  6,400     Guidant Corp. ..............................         457
  6,200     Merck & Co. ................................         829
 13,700     Pfizer Inc. ................................       1,489
 20,300     Schering-Plough Corp. ......................       1,860
 11,900  + Tenet Healthcare Corp.                                372
 20,600     Warner Lambert Co. .........................       1,429
  6,300  +  Wellpoint Health Networks ..................         466
                                                           ---------
                                                              10,192
                                                           ---------

         INDUSTRIAL (8.7%)
 10,300     Centex Corp. ...............................         389
  9,800     Cooper Industries Inc. .....................         538
  7,800     Deere & Co. ................................         413
 25,000     General Electric Co. .......................       2,275
  8,900     Ingersoll Rand Co. .........................         392
  9,900     Kimberly Clark Corp. .......................         454
  6,300     Lockheed Martin Corp. ......................         667
  8,800     Textron Inc. ...............................         631
  5,800     Tribune Co. ................................         399
  5,800  +  USA Waste Services Inc. ....................         286
                                                           ---------
                                                               6,444
                                                           ---------

         TECHNOLOGY (20.3%)
  6,200  +  Airtouch Communications,Inc ................   $     362
 45,400     Ameritech Corp. ............................       2,037
 26,000     BellSouth Corp. ............................       1,745
 12,300  +  Cisco Systems ..............................       1,132
  7,100     Computer Associates International Inc. .....         395
  8,600  +  Dell Computer Corp. ........................         798
  9,500  +  EMC Corp. ..................................         426
  7,600  +  Gateway 2000 ...............................         385
  6,200     Harris Corp. ...............................         277
  7,700     Honeywell Inc. .............................         643
 13,900     Intel Corp. ................................       1,030
  6,700     Linear Technology Corp. ....................         404
 11,100     Lucent Technologies ........................         923
 22,400  +  Microsoft Corp. ............................       2,428
  9,200  +  Sun Microsystems Inc. ......................         400
 12,700  +  Symantec Corp. .............................         332
  4,900     United Technologies Corp. ..................         453
  8,900     Xerox Corp. ................................         905
                                                           ---------
                                                              15,075
                                                           ---------

         TRANSPORTATION (1.2%)
  4,000  +  AMR Corp. ..................................         333
  5,400     Burlington Northern Santa Fe ...............         530
                                                           ---------
                                                                 863
                                                           ---------

         UTILITIES (3.6%)
 16,700     A T & T Corp. ..............................         954
 15,300     Baltimore Gas & Electric Co. ...............         475
 14,600     Consolidated Edison Inc. ...................         673
 17,700  +  FirstEnergy Corp. ..........................         544
                                                           ---------
                                                               2,646
                                                           ---------

         TOTAL INVESTMENTS (99.8%)
         (Cost $57,225) ................................      74,048

         OTHER ASSETS IN EXCESS
           OF LIABILITIES (0.2%) .......................         116
                                                           ---------

         TOTAL NET ASSETS (100.0%) .....................     $74,164
                                                           =========

  +        Non-income producing security.




                       See notes to financial statements                Page 13

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED



NUMBER                                                        VALUE
OF SHARES                     SECURITY                       (000'S)
---------                     --------                       -------

                                  INTERNATIONAL

         COMMON STOCKS (95.1%)
         AUSTRALIA (0.7%)
  4,600  National Australia Bank, Ltd ..................   $      61
                                                            --------

         AUSTRIA (1.4%)
    915  OMV ...........................................         123
                                                            --------

         BELGIUM (1.8%)
    215  Generale De Banque ............................         160
                                                            --------

         FINLAND (0.5%)
    660  Nokia .........................................          49
                                                            --------

         FRANCE (15.0%)
  1,211  Alcatel Alsthom ...............................         247
  2,282  AXA UAP .......................................         257
    975  Christian Dior ................................         123
    236  Compagnie Generale ............................          50
  1,614  Havas .........................................         137
  2,042  Lafarge .......................................         211
    921  Societe Generale ..............................         191
  1,070  Total SA Cl B .................................         139
                                                            --------
                                                               1,355
                                                            --------
         GERMANY (10.2%)
  3,500  Commerzbank AG ................................         133
  2,106  Daimler Benz AG ...............................         207
    461  Preussag AG ...................................         165
    364  Viag AG .......................................         251
    265  Thyssen AG ....................................          67
  1,050  Siemems AG ....................................          64
    355  Mannesmann AG .................................          37
                                                            --------
                                                                 924
                                                            --------
         HONG KONG (1.6%)
 14,000  Hutchison Whampoa .............................          74
 10,000  Shanghai Industrial Holdings ..................          24
 12,097  Sun Hung Kai Properties .......................          51
                                                            --------
                                                                 149
                                                            --------

         ITALY (4.0%)
 39,393  Fiat SPA ......................................         172
 25,235  Telecom Italia ................................         186
                                                            --------
                                                                 358
                                                            --------
         JAPAN (17.9%)
  4,000  Canon Inc. ....................................          91
    440  Canon Sales Co. ...............................           6
     88  Circle K Japan Co. ............................           3
  2,000  Fuji Photo Film Ltd ...........................          70
  2,000  Mabuchi Motor Co. Ltd .........................         127
  2,000  Matsumot Okiyoshi .............................          71
  3,700  Meitec ........................................         128
 18,000  Mitsui Fudosan Co. ............................         143
  1,400  Nintendo Co. Ltd ..............................         131
  5,000  Nippon Shokubai ...............................          27
     22  Nippon Telegraph & Telephone Corp. ............         183
    190  Nippon Television Network .....................          55
  5,000  Nitto Denko Corp. .............................          75
  4,000  Nomura Securities Co. .........................          47
 18,000  OJI Paper Co. .................................          79
  1,000  Secom Co. Ltd .................................          58
    900  SMC Corp. .....................................          69
  1,200  Sony Corp. ....................................         104
  2,000  Takeda Chemical ...............................          53
  4,000  Toyota Motor Co. ..............................         104
                                                            --------
                                                               1,624
                                                            --------

         NETHERLANDS (4.6%)
  8,715  Elsevier ......................................         131
  2,315  Philips Electronics ...........................         195
  1,600  Royal Dutch Petroleum .........................          89
                                                            --------
                                                                 415
                                                            --------

         SINGAPORE (0.2%)
  3,900  Development Bank of Singapore .................          22
                                                            --------

         SPAIN (4.1%)
  8,428  Corp. Bancaria de Espana ......................         189
  3,340  Endesa SA .....................................          73
  2,840  Iberdrola SA ..................................          46
  1,200  Repsol SA .....................................          66
                                                            --------
                                                                 374
                                                            --------

         SWEDEN (2.4%)
  2,426  Ericsson Tele Cl B ............................          71
  2,199  Pharmacia & Upjohn ............................         101
  2,820  Stora Kopparberg Cl A .........................          44
                                                            --------
                                                                 216
                                                            --------

         SWITZERLAND (7.2%)
     86  Nestle SA .....................................         184
    184  Novartis AG ...................................         307
    440  Schweizerische Bankgeselschaft ................         164
                                                            --------
                                                                 655
                                                            --------
         UNITED KINGDOM (23.5%)
  4,800  Alliance & Leicester PLC ......................          64
 29,325  ASDA Group ....................................         101



Page 14                See notes to financial statements





WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


NUMBER                                                         VALUE
OF SHARES         SECURITY                                    (000'S)
---------         --------                                    -------

                           INTERNATIONAL (continued)

  8,560     Barclays PLC ...............................   $     247
 11,942     BBA Group ..................................          90
 10,300     British Energy .............................          90
  5,940     British Land Co. ...........................          61
 11,821     British Petroleum Co. ......................         172
 27,148  +  Centrica ...................................          46
  8,257     Diageo PLC .................................          98
  5,500     Glaxo Wellcome .............................         165
  5,852     Granada Group ..............................         108
  2,400     HSBC Holdings PLC ..........................          61
  8,000     Next PLC ...................................          69
 13,004     Prudential Corp. ...........................         171
  8,200     Smith Industries PLC .......................         113
  9,100     Smithkline Beecham PLC .....................         111
  6,000     South West Water PLC .......................         100
  8,500     Standard Chartered PLC .....................          97
 13,200     Vodafone Group .............................         168
                                                            --------
                                                               2,132
                                                            --------
          TOTAL COMMON STOCKS
           (Cost $6,859) ...............................       8,617
                                                            --------

          WARRANTS (0.0%)
          (Cost $1)
          FRANCE (0.0%)
  1,134   +   Eaux (CIE Generale Des) Expires 5/2/01 ...           2
                                                            --------


PRINCIPAL
AMOUNT
(000'S)
-------
         CONVERTIBLE BOND (1.5%)
         (Cost $129)
         JAPAN (1.5%)
$   123  Sumitomo Bank International
                    Finance 0.75% Due 5/31 ..............        137
                                                            --------

         TOTAL INVESTMENTS (96.6%)
         (Cost $6,989) ..................................      8,756

         OTHER ASSETS IN EXCESS
            OF LIABILITIES (3.4%) .......................        303
                                                            --------

         TOTAL NET ASSETS (100.0%) ......................     $9,059
                                                              ======


+   Non-income producing securitiy.



                               International Fund
                             Industry Concentrations
     % OF NET                                              VALUE
      ASSETS                                              (000OS)
      ------                                              -------
       16.8%       Banking ............................    $1,525
       8.1%        Health & Personal Care ..............       737
       7.3%        Telecommunications ..................       657
       6.5%        Energy Sources ......................       591
       5.3%        Automobiles .........................       483
       5.2%        Utilities - Electric & Gas ..........       468
       4.9%        Multi-Industry ......................       441
       4.8%        Electrical & Electronics ............       438
       4.7%        Insurance ...........................       428
       3.6%        Recreation Other Consumer ...........       324
       3.5%        Broadcasting & Publishing ...........       314
       3.3%        Business & Public Services ..........       301
       3.3%        Appliances & Household Durables .....       299
       2.8%        Real Estate .........................       255
       2.4%        Machinery & Engineering .............       220
       2.3%        Building Materials & Components .....       211
       2.0%        Food & Household Products ...........       184
       1.9%        Merchandising .......................       173
       1.4%        Forest Products & Paper .............       123
       1.1%        Beverages & Tobacco .................        98
       1.0%        Data Processing & Reproduction ......        91
       1.0%        Industrial Components ...............        90
       1.0%        Energy Equipment & Services .........        89
       0.8%        Miscellaneous Materials & Commodities        75
       0.8%        Metals - Steel ......................        67
       0.5%        Financial Services ..................        47
       0.3%        Chemicals ...........................        27
     -----                                                  ------
      96.6%                                                  8,756
                   Other Assets in Excess
       3.4%        of Liabilities ...............              303
     -----                                                  ------
     100.0%        Total Net Assets ....................    $9,059
     =====                                                  ======


                       See notes to financial statements                Page 15

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESETMENT AT JUNE 30, 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)           SECURITY                                              (000'S)
-------           --------                                              -------

                                   CORE BOND

          LONG TERM SECURITIES
          CORPORATE DEBENTURES (16.4%)
          FINANCE (8.9%)
$   200   Associates Corp. NA 6.500% Due 10/15/02 ....................   $  203
    105   Bear Stearns Co 6.500% Due 7/5/00 ..........................      106
    200   Beneficial Corp 6.270% Due 1/9/02 ..........................      201
    200   Chase Manhattan Corp 9.750% Due 11/1/01 ....................      222
    225   Colonial Realty LP 6.980% Due 9/26/05 ......................      232
    100   Commercial Credit Corp 8.250% Due 11/1/01 ..................      106
  1,300   Equity Office Properties Operating LP 6.763% Due 6/15/07(B)     1,304
  1,500   Equity Office Properties Operating LP 7.250% Due 6/15/28 (B)    1,493
    200   First Interstate Bancorp 9.900% Due 11/15/01 ...............      223
  1,700   Ford Motor Credit Corp 8.200% Due 2/15/02 ..................    1,808
    185   Gatx Capital Corp 6.500% Due 11/1/00 .......................      186
  1,775   Lumbermens Mutual Casualty Co. 8.450% Due 12/1/2097(B) .....    1,968
    200   Merrill Lynch & Co. 6.375% Due 10/1/01 .....................      202
    220   NationsBank Corp. 6.090% Due 12/14/01 ......................      221
  1,800   US West Capital Funding 6.875% Due 7/15/28 .................    1,815
                                                                         ------
                                                                         10,290
                                                                         ------

          INDUSTRIAL (4.3%)
  1,200   Health Care Properties 6.875% Due 6/8/05 (D) ...............    1,204
  2,100   Owens Corning 7.700% Due 5/1/08 ............................    2,153
  1,550   Security Capital Industries 7.700% Due 6/15/28 .............    1,572
                                                                        --------
                                                                          4,929
                                                                        --------

          UTILITY (3.2%)
 1,085    Empresa Nacional Electricdad SA 7.875% Due 2/1/27 ..........    1,067

$2,500    KN Energy Inc. 7.350% Due 8/1/26 ...........................    2,681
                                                                        --------
                                                                          3,748
                                                                        --------

         TOTAL CORPORATE DEBENTURES
         (Cost $18,804) ..............................................   18,967
                                                                        --------

         U.S GOVERNMENT OBLIGATIONS (43.5%)
         U.S. TREASURY BOND (6.7%)
  6,395  #  6.125% Due 11/15/27 .....................................     7,694
                                                                        --------

         U.S. TREASURY NOTES (36.8%)
 9,340   6.375% Due 4/30/99 ..........................................    8,333
 7,175   5.750% Due 9/30/99 ..........................................    7,194
 3,645   5.625% Due 11/30/99 .........................................    3,650
 8,685   5.500% Due 2/29/00 ..........................................    8,682
 3,215   6.125% Due 12/31/01 .........................................    3,273
 1,135   5.500% Due 2/28/03 ..........................................    1,134
 9,340   6.125% Due 8/15/07 ..........................................    9,718
 9,340   5.625% Due 5/15/08 ..........................................      623
                                                                        --------
                                                                         42,607
                                                                        --------

         U.S. TREASURY STRIPS (0.0%)
 6,395   Zero Coupon Due 11/15/21 ....................................       29
                                                                        --------

         TOTAL U.S. GOVERNMENT OBLIGATIONS
         (Cost $50,140) ..............................................   50,330
                                                                        --------

         U.S. GOVERNMENT AGENCY NOTE (2.2%)
         (Cost $2,544)
         FEDERAL NATIONAL MORTGAGE
         ASSOCIATION (FNMA) (2.2%)
 2,550   6.660% Due 5/16/08 ..........................................    2,564
                                                                        --------

         MORTGAGE PASS THROUGH
         SECURITIES (32.6%)
         U.S. GOVERNMENT AGENCIES
         FEDERAL HOME LOAN MORTGAGE
         CORPORATION (FREDDIE MAC) (7.5%)
 2,585   7.000% Due 1/15/08 - 3/15/08 ................................    2,711
 5,925   7.500% Due 8/15/24 (C) ......................................    6,008
                                                                        --------
                                                                          8,719
                                                                        --------

         FEDERAL NATIONAL MORTGAGE
         ASSOCIATION (FNMA) (12.1%)
 1,301   9.000% Due 11/1/10 ..........................................    1,375
 3,670   6.500% Due 7/1/13 (C) .......................................    3,692
 4,975   7.000% Due 7/1/13 (C) .......................................    5,067
 3,790   7.000% Due 8/1/28 (C) .......................................    3,840
                                                                        --------
                                                                         13,974
                                                                        --------



Page 16                  See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                   VALUE
(000'S)                       SECURITY                                   (000'S)
-------                       --------                                   -------

                             CORE BOND (CONTINUED)

         GOVERNMENT NATIONAL MORTGAGE
           ASSOCIATION (GNMA) (10.7%)
$3,572   7.500% Due 9/15/07-1/15/28 ..................................  $ 3,677
 2,561   8.000% Due 8/15/26-8/15/27 ..................................    4,505
   928   8.500% Due 11/15/26 .........................................      962
 3,100   7.500% Due 7/1/28 (C) .......................................    3,186
                                                                        --------
                                                                         12,330
                                                                        --------
         OTHER (2.3%)
 2,681   Morgan Stanley Capital 1998-WF 1 A1 6.250% Due 7/15/07 ......    2,704

         TOTAL MORTGAGE PASS THROUGH
             SECURITIES
         (Cost $37,669) ...............................................  37,727

         SHORT-TERM SECURITIES
         ASSET BACKED SECURITIES (8.4%)
   610   First Deposit Series 1995-1 Class A
               5.784% Due 8/15/04 (a) .. ..............................    611
 1,540   First USA Bank Series 1995-5 Class A
               5.795% Due 4/15/03 (a) . ...............................  1,543
 2,170   First USA Bank Series 1997-10 Class A
               5.684% Due 9/17/03 (a) .................................  2,171
 1,505   MBNA Credit Card Trust Series 1995-I Class A
               5.826% Due 3/17/03 .....................................  1,509
 1,760   MBNA Credit Card Trust Series 1996-D Class A
               5.806% Due 9/17/03 .....................................  1,764
 1,045   Peoples Master Credit Card Trust Series 1998-I Class A
               5.793% D 1,0455/05 (a) .................................  1,045
 1,005   Signet Credit Card Master Trust Series 1994-3 Class A
               5.825% Due 9/16/02 (a) .................................  1,006
                                                                        --------

         TOTAL ASSET BACKED SECURITIES
         (Cost $9,650) ................................................  9,649
                                                                        --------


         COMMERCIAL PAPER (6.2%)
 2,220   Charta Group Zero Coupon Due 7/14/98 ........................    2,215
 2,280   Ciesco LP Zero Coupon Due 7/14/98 ...........................    2,275

$2,725   Corporate Receivable Corp. Zero Coupon Due 7/21/98 ..........    2,717
                                                                        --------

         TOTAL COMMERCIAL PAPER
         (Cost $7,207)                                                    7,207
                                                                        --------

         U.S. GOVERNMENT AGENCY
           DISCOUNT NOTES (4.0%)
         FEDERAL NATIONAL
           MORTAGE ASSOCIATION (FNMA) (4.0%)
         (Cost $4,592)
 4,600   Due 7/13/98 .................................................    4,592
                                                                        --------

NUMBER
OF SHARES
---------
         PREFERRED STOCK (1.3%)
         (Cost $1,467)
         FINANCE (1.3%)
28,500   Travelers Group Inc. Series M ...............................    1,523
                                                                        --------

PRINCIPAL
AMOUNT
(000'S)
-------
         REPURCHASE AGREEMENT (3.7%)
         (Cost $4,278)
 $4,278  Union Bank of Switzerland Securities,
          5.800% Due 6/1/98,
          with a maturity value of $4,279
          (collateralized by $3,995
          U.S. Treasury Note
          7.250% Due 5/15/04) .........................................   4,278
                                                                        --------

         TOTAL INVESTMENTS (118.3%)
         (Cost $136,351) .............................................  136,837

         LIABILITIES IN EXCESS OF
           OTHER ASSETS (-18.3%) .....................................  (21,162)
                                                                        --------

         TOTAL NET ASSETS (100.0%) ................................... $115,675
                                                                       =========

(a) Adjustable rate security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers."
(C) When issued security.
(D) Putable security.
 #  Securities out on loan.


                       See notes to financial statements               Page 17

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30,1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                       SECURITY                                 (000'S)
-------                       --------                                 -------

                          INTERMEDIATE MUNICIPAL BOND

         CALIFORNIA (12.9%)
 $565    California Educational Facilities
          Authority Revenue Refunding
          College of Chiropractic
          4.70% Due 11/01/01 ........................................     $569

 1,000   San Francisco California
          City & County Refunding
          Series 1 (FGIC Insured)
          5.000% Due 6/15/10 ........................................    1,032

 1,000   San Marino Unified School
          District Series B
          4.700% Due 7/1/11 .........................................    1,001

   480    Simi Valley USA California
          University School District
          Certificates of Participation
          Refunding & Capital
          Improvement Projects
          (AMBAC Insured)
          4.800% Due 8/1/10 .........................................      489

         COLORADO (1.3%)
   100   Adams County Colorado
          School District No. 12 Series D
          General Obligation
          (MBIA Insured )
          5.450% Due 12/15/06 ........................................     108

    45   Brighten Colorado
          General Obligation
          (FGIC Insured )
          Zero Coupon Due 12/1/00 ....................................      41

   150   Westminster Colorado Multifamily
          Revenue Refunding Housing
          Oasis Wexford Apts Project
          5.350% Due 12/1/25 .........................................     157

         CONNECTICUT (1.4%)
    85   Connecticut State Health &
          Education Facilities Authority
          Revenue Sacred Heart
          University Series D
          4.800% Due 7/1/99 ..........................................      86

    95   Connecticut State Health & Education
          Facilities Authority
          Revenue Sacred Heart
          University Series D
          5.200% Due 7/1/01 ..........................................      97

    100  Connecticut State Health & Education
          Facilities Authority
          Revenue Sacred Heart
          University Series D
          5.300% Due 7/1/99 ..........................................     103

     50  Stratford Connecticut
          General Obligation Bond
          (FGIC Insured)
          7.000% Due 6/15/04 .........................................      57

         DISTRICT OF COLUMBIA (1.3%)
     15  District of Columbia
          General Obligation Bond
          Prerefunded Revenue ........................................       15
          5.000% Due 6/1/01

    285  District of Columbia
          General Obligation Bond
          5.000% Due 6/1/01 ..........................................      289

         FLORIDA (5.7%)
    340  Jacksonville Florida Electric
          Authority Revenue
          6.000% Due 7/1/01 ..........................................      350

    455  Pace Property Finance Authority
          Florida Utility System Revenue
          Refunding & Improvement
          (AMBAC Insured)
          5.100% Due 9/1/09 .........................................       474

    500  St. John's County Florida
          Water & Sewer Revenue
          (MBIA Insured)
          5.250% Due 6/1/10 .........................................       531

      10 St. Lucie County School Board
          Certificates of Participation
          Series A (AMBAC Insured)
          7.250% Due 7/1/04 ..........................................       11


Page 18                  See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30,1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                   VALUE
(000'S)                         SECURITY                                (000'S)
-------                         --------                                -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

         GEORGIA (2.0%)
   $400  Georgia State Series D
          General Obligation
          6.700% Due 8/01/10 .........................................     $478

         ILLINOIS (5.6%)
    100  Cook County Illinois School District
          School District No. 99
          (FGIC Insured)
          8.400% Due 1/1/01 ..........................................      110

    100  Cook & DuPage Counties, Illinois
          Combined School District - B
          (FGIC Insured)
          Zero Coupon Due 12/1/05 ....................................       72

    296  Illinois Health Facilities
          Authority Revenue Series A
          (MBIA Insured)
          7.900% Due 8/15/03 .........................................      301

    750  Springfield Illinois Electric Revenue
          6.500% Due 3/1/08 ..........................................      862

         INDIANA (2.8%)
    395  La Porte Indiana Economic
          Development Revenue
          Boise Cascade Corp. Project
          Escrowed to Maturity
          7.375% Due 6/1/01 ..........................................      419

    250  Marion County Indiana Hospital
          Authority Hospital Facility Revenue
          Methodist Hospital of Indiana
          Escrowed to Maturity
          6.500% Due 9/1/08 ..........................................      262

         IOWA (0.4%)
    100  Iowa Student Loan
          Liquidity Corporation
          Student Loan Revenue
          6.450% Due 3/1/02 ..........................................      106

         KANSAS (1.0%)
    225  Leavenworth County Kansas
          Unified School District
          (FHA Insured)
          5.150% Due 9/1/13 ..........................................      229

         KENTUCKY (2.4%)
   $170  Dayton Kentucky Elderly
          Housing Speers Court
          (FHA Insured)
          5.350% Due 9/1/05 ..........................................     $178

    385  Kentucky State Turnpike Authority
          Toll Road Revenue Series A
          8.500% Due 7/1/04 ..........................................      392

         MASSACHUSETTS (5.5%)
    250  Massachusetts Bay
          Transportation Authority
          General Transportation System
          5.300% Due 3/1/05 ..........................................      263

    500  Massachusetts State
          Consolidated Loan Series D
          General Obligation
          5.250% Due 11/1/12 .........................................      516

    500  New England Education Loan
          Marketing Corp. Series A
          6.500% Due 9/1/02 ..........................................      541

         MICHIGAN (2.9%)
    130  Ferris St. College
          7.500% Due 8/15/03 .........................................      139

    270  Lansing Michigan School District
          General Obligation
          4.100% Due 5/1/03 ..........................................      269

    240  Michigan State Building Authority
          Chippewa Correctional Facilities
          Escrowed to Maturity
          7.250% Due 10/1/04 .........................................      280

         MINNESOTA (0.4%)
    100  St. Paul Minnesota
          Port Authority
          Commercial Development General
          Revenue Fort Rd Med/Irvine
          (Assets Guaranty Insured)
          7.500% Due 9/1/02 ..........................................      103

         NEBRASKA (1.1%)
     245 Nebraska Investment Finance
          Authority Multi Family Revenue
          Refunding Housing Wycliffe West
          5.500% Due 12/1/25 .........................................      256




                       See notes to financial statements                 Page 19



WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30,1998 - UNAUDITED



PRINCIPAL
AMOUNT                                                                    VALUE
(000'S)                            SECURITY                              (000'S)
-------                            --------                              -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

         NEVADA (1.4%)
   $175  Nevada Housing Division
          Single Family Program
          5.500% Due 10/1/02 .........................................     $182

    150  Nevada State Muni Bond
          Bank Project 38-39A
          Escrowed to Maturity
          Refunded
          6.400% Due 7/1/05 ..........................................      163

         NEW JERSEY (2.5%)
    340  Arlington Arms Financing Corp.
          New Jersey Mortgage Revenue
          Arlington Arms Apartments
          (FHA Insured)
          10.250% Due 3/1/25 .........................................      344

    240  Gateway New Jersey Housing
          Development Corporation
          Revenue Bond Section 8
          (FHA Insured)
          10.500% Due 8/1/25 .........................................      247

         NEW YORK (4.1%)
    100  Hempstead Town New York
          General Obligation, Series B
          (AMBAC Insured)
          6.500% Due 1/1/12 ..........................................      117

    505  New York State Environmental
          Facility Corp., Pollution
          Control Revenue Series B
          5.300% Due 12/15/10 ........................................      533

     50  New York State Urban
          Development Correctional
          Facilities Series G
          7.100% Due 1/1/03 ..........................................       53

    250  Onondaga County New York
          General Obligation Bond
          5.875% Due 2/15/09 .........................................      280

         NORTH CAROLINA (2.3%)
    500  Surry County North Carolina
          Pollution Control Finance Authority
          9.250% Due 12/1/02 .........................................      561

         OHIO (0.1%)
   $125  Ohio Housing Financing Agency
          Single Family Mortgage
          Series 1985A (FGIC Insured)
          Zero Coupon Due 1/15/15 ....................................      $21

         OKLAHOMA (3.7%)
  1,625  Oklahoma County
          Oklahoma Home Finance Authority
          Single Family Refunding
          Prerefunded
          Zero Coupon Due 7/1/12 .....................................      660

    200  Tulsa Oklahoma Metropolitan
          Utility Authority Revenue
          7.000% Due 2/1/03 ..........................................      218

         OREGON (2.1%)
    500  Oregon State General Obligation
          Series 73 B
          6.875% Due 12/1/13 .........................................      516

         PENNSYLVANIA (5.6%)
    500  Hempfield Pennsylvania
          School District Refunding
          6.700% Due 10/15/99 ........................................      501

    840  Lancaster County Pennsylvania
          General Obligation Bond
          Series B (AMBAC Insured)
          4.100% Due 11/1/03 .........................................      835

         SOUTH CAROLINA (1.4%)
     70  Piedmont Municipal Power Agency
          South Carolina Electric Revenue
          Series A Escrowed to Maturity
          (FGIC Insured)
          6.125% Due 1/1/07 ..........................................       79

    230  Piedmont Municipal Power Agency
          South Carolina Electric Refunding
          Escrowed to Maturity
          (MBIA Insured)
          6.250% Due 1/1/09 ..........................................      264

         TEXAS (20.7%)
    500  Cypress-Fairbanks Texas
          General Obligation
          Independent School District
          7.300% Due 2/15/07 .........................................      594


Page 20                  See notes to financial statements




WEISS, PECK & GREER
SCHEDULES OF INVESTMENTS AT JUNE 30 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                     VALUE
(000'S)                            SECURITY                              (000'S)
-------                            --------                              -------

                    INTERMEDIATE MUNICIPAL BOND (continued)

   $500  Deer Park Texas Independent
          School District School Building
          6.375% Due 2/15/07 .........................................     $571

    570  Edgewood Texas Independent
          School District
          4.700% Due 8/15/05 .........................................      566

    100  Garland Texas Independent
          School District Series A
          General Obligation
          Zero Coupon Due 2/15/99 ....................................       98

  1,100  Harris County Texas Flood District
          General Obligation
          Zero Coupon Due 10/1/06 ....................................      659

    265  Lower Colorado River Authority
          Prerefunded Revenue
          6.250% Due 5/1/07 ..........................................      299

    550  Mercedes Texas Independent
          School District
          4.800% Due 8/15/09 .........................................      557

    580  Mercedes Texas Independent
          School District
          4.900% Due 8/15/10 .........................................      587

  1,000  Port of Houston Texas
          General Obligation Bond
          5.100% Due 10/1/11 .........................................    1,027

         UTAH (1.6%)
    330  Salt Lake City Utah Water
          Conservancy District Revenue
          Refunding Series A
          Escrowed to Maturity
          (MBIA Insured)
          10.875% Due 10/1/02 ........................................      379

         VIRGINIA (2.4%)
    500  Brunswick County Virginia
          Industrial Development Authority
          Correctional Facilities Lease
          (MBIA Insured)
          5.650% Due 7/1/09 ..........................................      545

   $100  Virginia State Housing
          Development Authority
          Multi Family Series A
          Zero Coupon, Due 11/1/17 ...................................      $18

         WASHINGTON (7.1%)
    250  Lynnwood Washington Water &
          Sewer Revenue Refunding
          (FGIC Insured)
          6.000% Due 12/1/07 .........................................      278

  1,000  Seattle Washington
          General Obligation
          5.500% Due 3/1/09 ..........................................    1,079

    300  Washington State Motor Vehicle
          Tax General Obligation
          6.200% Due 3/1/08 ..........................................      340
                                                                       --------
         TOTAL INVESTMENTS (101.7%)
         (Cost $23,695) ..............................................   24,357

         LIABILITIES IN EXCESS OF
          OTHER ASSETS (-1.7%)                                             (417)
                                                                       --------
         TOTAL NET ASSETS (100.0%)                                      $23,940
                                                                       ========



                       See notes to financial statements              Page 21

WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INESTMENTS AT JUNE 30, 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                      VALUE
(000'S)                   SECURITY         (000'S)
-------                   --------         -------

                GOVERNMENT MONEY MARKET

         U.S. GOVERNMENT AGENCY
           NOTES (82.5%)
         FEDERAL FARM CREDIT BANK
           DISCOUNT NOTES (44.1%)
$ 5,000   Due 7/10/98 ....................  $ 4,993
  5,000   Due 7/13/98 ....................    4,991
  6,950   Due 7/14/98 ....................    6,937
  5,000   Due 7/16/98 ....................    4,989
  5,000   Due 7/20/98 ....................    4,986
  5,000   Due 7/21/98 ....................    4,985
  6,000   Due 7/22/98 ....................    5,981
 12,000   Due 7/23/98 ....................   11,960
  5,000   Due 7/29/98 ....................    4,979
  5,000   Due 8/3/98 .....................    4,975
  6,000   Due 8/24/98 ....................    5,951
  5,000   Due 8/25/98 ....................    4,959
  3,000   Due 9/2/98 .....................    2,972
  5,000   Due 9/14/98 ....................    4,944
                                             ------
                                             78,602
                                             ------
         FEDERAL HOME LOAN
           DISCOUNT NOTES (38.4%)
 5,000   Due 7/6/98 ......................   4,996
 7,000   Due 7/8/98 ......................   6,993
 5,000   Due 7/17/98 .....................   4,988
 5,000   Due 7/24/98 .....................   4,983
 7,000   Due 7/31/98 .....................   6,969
 8,000   Due 8/5/98 ......................   7,958
 5,000   Due 8/7/98 ......................   4,973
 5,000   Due 8/12/98 .....................   4,969
 5,000   Due 8/14/98 .....................   4,967
 5,000   Due 8/19/98 .....................   4,963
11,747   Due 8/26/98 .....................  11,648
                                            ------
                                            68,407
                                            ------

         TOTAL U.S. GOVERNMENT AGENCY NOTES
         (Cost $147,009) ................  147,009
                                           -------

         REPURCHASE AGREEMENT (17.8%)
          (Cost $31,738)
 31,738  Union Bank of Switzerland Securities
          5.750% Due 7/1/98 with a maturity
          value of $31,743 (collateralized
          by $31,430 U.S. Treasury Note
          6.500% Due 5/31/01) ............  31,738
                                           -------

         TOTAL INVESTMENTS (100.3%)
         (Cost $178,747) ................  178,747

         LIABILITIES IN EXCESS OF
         OTHER ASSETS (-0.3%) ............    (477)
                                           -------

         TOTAL NET ASSETS (100.0%)         $178,270
                                           ========





PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                                 SECURITY                       (000'S)
-------                                 --------                       -------

                             TAX FREE MONEY MARKET

         ARIZONA (0.1%)
   $100  Tucson Industrial Development
          Tucson City Center Parking
          Gargage Authority
          3.625% Due 6/1/15 (a) (c) ..................................     $100

         COLORADO (0.5%)
    100  Colorado Housing Finance Authority
          Multi-Family Housing Revenue
          (Grant's Plaza)
          3.625% Due 11/1/09 (a) (c) .................................      100

    200  Smith Creek Colorado Metropolitan
          District Revenue
          3.600% Due 10/1/35 (a) (c) .................................      200

    125  Summit County Colorado
          Recreational
          Facilities Revenue Refunding
          (Copper Mountain)
          3.750% Due 4/1/17 (a) (c) ..................................      125

    125  Summit County Colorado
          Recreational Facilities Revenue
          Refunding (Copper Mountain)
          3.750% Due 4/1/17 (a) (c) ..................................      125

         GEORGIA (7.3%)
  3,080  Cobb County Georgia Residential
          Care Facilities for Elderly
          Presbyterian Village Austell
          3.600% Due 8/1/15 (a) (c) ..................................    3,080

    700  De Kalb County Georgia Development
          Authority Industrial Development
          Revenue (Pet Inc. Project )
          3.750% Due 2/1/03 (a) (c) ..................................      700

    200  Gwinnet County Georgia Development
          Authority Revenue (Wesleyan
          School Project)
          3.600% Due 3/1/17 (a) (c) ..................................      200

   1,000 Marietta Georgia Housing Authority
          Multifamily Revenue
          (Falls at Bells Ferry)
          3.950% Due 1/15/09 (a) (c) .................................    1,001




Page 22                  See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                                 SECURITY                       (000'S)
-------                                 --------                       -------

                       TAX FREE MONEY MARKET (CONTINUED)

  $2,400 Monroe County Georgia Development
          Authority Pollution Control Revenue
          Georgia Power Plant 1st Series
          3.900% Due 4/1/32 (a) (c) ..................................   $2,400

    350  Savannah Georgia Housing Authority
          Multifamily Housing Revenue
          Somerset Wharf Project B
          3.600% Due 6/15/26 (a) (c) ..................................     350

         ILLINOIS (10.1%)
    200  Darien Industrial Development
          Authority Kinder Care Centers
          Series C
          3.700% Due 2/1/01 (a) (c) ..................................      200

    800  Illinois Development Finance
          Authority Industrial Development
          Refunding Bond (Dart Container)
          4.000% Due 8/1/25 (a) (c) ..................................      800

  1,300  Illinois Development Finance
          Limited ( Dart Container Corp)
          3.740% Due 12/1/09 (a) (c) .................................    1,300

  2,680  Illinois Health Facilities Authority
          Revenue Central Health for NW
          Community Hospital
          3.550% Due 10/1/15 (a) (c) .................................    2,680

  3,550  St. Clair County Illinois Industrial
          Development Board
          (Winchester Apartments Project
          Series 94)
          3.800% Due 10/1/15 (a) (c) .................................    3,550

  2,300  Village of Troy Grove Illinois
          (Unimin Corp.)
          5.015% Due 5/1/10 (a) (b) ..................................    2,300

         INDIANA (9.4%)
  1,185  Benton Indiana Community School Corp.
          Tax Anticipation Warrants
          4.250% Due 12/31/98 ........................................    1,186

  1,380  Crawfordville Indiana Community
          School Corp
          Tax Anticipation Warrants
          4.100% Due 12/31/98 ........................................    1,381

  1,200 Fall Creek Industrial Waste
          District Sewer Works Revenue
          3.950% Due 1/30/99 .........................................    1,200

    720  GAF Tax-Exempt Bond Grantor
          Trust Series A
          4.450% Due 4/1/08 (a) (c) ..................................      720

    600  Hamilton County Indiana
          Option Tax Revenue Series 1997
          3.900% Due 7/10/98 .........................................      600

  1,000  Indianapolis Indiana
          Economic Development Revenue
          (Joint & Clutch Series 1984)
          3.995% Due 12/1/14 (a) (b) ..................................   1,000

  1,925  Marion County Metropolitan School,
          District of Wayne Township
          Series 1998 Bond Anticipation Notes
          4.25% Due 1/1/99 ...........................................    1,928

  2,000  Merrillville Indiana Community
          School Corp
          Tax Anticipation Warrants
          3.900% Due 12/31/98 ........................................    2,001

         IOWA (0.7%)
    700  Carroll Iowa Financial Authority
          Revenue (Carroll Kuemper
          Catholic High School Project)
          4.050% Due 6/1/28 (a) (c) ..................................      700

         KANSAS (3.3%)
  2,000  Salina Kansas Central Mall
          (Salina Central Mall Dillard)
          3.750% Due 12/1/04 (a) (c) .................................    2,000

  1,500  Wamego Kansas Pollution Control
          Revenue Utilicorp United Inc.
          3.500% Due 3/1/26 (a) (c) ..................................    1,500

         KENTUCKY (4.2%)
    795  Boone County Kentucky Industrial
          Development Bond Revenue
          (Jamike/Hemmer Project)
          3.750% Due 2/1/06 (a) (c) ..................................      795


                       See notes to financial statements                Page 23


WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                                 SECURITY                       (000'S)
-------                                 --------                       -------

                       TAX FREE MONEY MARKET (CONTINUED)

   $430  Elva-New Harmony Oak Level
          Fire Protection District
          3.650% Due 12/1/31 (a) (c) .................................     $430

    210  Florence Kentucky Industrial
          Building Revenue
          (Florence Commercial Project)
          4.000% Due 6/1/07 (a) (c) ..................................      210

  2,105  Fort Thomas Kentucky
          Industrial Buildings Revenue
          (Carmel Manor Project)
          3.700% Due 10/1/14 (a) (c) .................................    2,105

    490  Harvey Brewers Fire Protection District
          Kentucky Lease Revenue Program
          3.650% Due 12/1/31 (a) (c) .................................      490

    490  Muhlenberg County Airport District
          Development Area Financial Trust
          3.650% Due 12/1/31 (a) (c) .................................      490

         MARYLAND (0.9%)
    900  Howard County Maryland Revenue
          Owen Brown Joint Venture Facility
          3.800% Due 5/1/11 (a) (c) ..................................      900

         MASSACHUSETTS (0.9%)
  1,000  Brockton Massachusetts
          Bank Anticipation Notes
          4.000% Due 5/18/99 .........................................    1,002

         MICHIGAN (11.1%)
    960  Birmingham Michigan Economic
          Development Corp. Radnor Corp.
          (Brown Street Project 83)
          3.875% Due 12/1/18 (a) (c) .................................      960

  2,100  Lansing Michigan Economic
          Development Corp
          (Atrium Office Building)
          3.800% Due 5/1/15 (a) (c) ..................................    2,100

    835  Leelanau County Michigan
          Economic Development Corp
          Revenue (American Community
          Mutual Insurance Co. Project)
          3.850% Due 6/15/06 (a) (c) .................................      835

  1,015  Livonia Michigan Economic
          Development Corporation
          (American Community
          Mutual Insurance)
          3.800% Due 11/15/04 (a) (c) ................................    1,015

    185  McDonald Tax-Exempt
          Mortgage Trust #1
          4.100% Due 1/15/09 (a) (c) .................................      186

    200  Michigan State Job Development
          Authority Revenue
          (Kentwood Residence)
          3.750% Due 11/1/14 (a) (c) .................................      200

    320  Michigan State Strategic Fund
          (Tawas Bay Association Project)
          3.800% Due 12/1/01 (a) (c) .................................      320

    555  Michigan State Strategic Fund
          Limited Obligation Revenue
          Refunding (Woodbridge
          Commercial Properties)
          3.750% Due 10/15/05 (a) (c) ................................      555

  2,200  Oakland County Michigan Economic
          Development Corporation
          (Corners Shopping Center)
          3.600% Due 8/1/15 (a) (c) ..................................    2,200

  3,500  Plainwell Michigan Economic
          Development Corporation
          (Plainwell Paper Co. Inc. Project)
          4.000% Due 11/1/07 (a) (c) .................................    3,500

         MINNESOTA (6.9%)
  4,200  Capital Realty Investments Tax-
          Exempt Fund Limited
          Series 96-1
          3.850% Due 12/1/04 (a) (c) .................................    4,200

  1,390  Hutchinson Minnesota
          Economic Development Authority
          Revenue Refunding
          (Developers Diversified)
          3.750% Due 8/15/06 (a) (c) .................................    1,390

  1,064  International Falls Minnesota
          Economic Development Revenue
          (Developers Diversified
          Limited Project)
          4.450% Due 7/1/06 (a) (c) ..................................    1,064


Page 24                  See notes to financial statements




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                                 SECURITY                       (000'S)
-------                                 --------                       -------

                       TAX FREE MONEY MARKET (CONTINUED)

   $750  Minneapolis Minnesota Series 1995 B
          Various Purpose
          3.550% Due 12/1/05 (a) (c) .................................     $750

         MISSISSIPPI (0.5%)
    575  Desoto County Mississippi
          Industrial Development Revenue
          (American Soap Company Project)
          5.015% Due 12/1/08 (a) (b) .................................      575

         MISSOURI (4.1%)
    500  Kansas City Industrial Development
          Authority Hospital Revenue,
          Baptist Health System Series A
          3.550% Due 8/1/18 (a) (c) ..................................      500

  3,000  Kansas City Industrial Development
          Authority, Multi Family Housing
          Revenue Cloverset Apartment Project
          4.000% Due 10/1/15 (a) (c) .................................    3,000

    900  St. Charles County Industrial
          Development Authority Revenue
          Sun River Village
          3.630% Due 12/1/27 (a) (c) .................................      900

         NEW YORK (2.5%)
    200  New York City, New York General
          Obligation Series A Sub-series A-4
          3.900% Due 8/1/21 ..........................................      200

    360  New York City Cultural Resources
          Revenue Trust (Modern Museum)
          Series A
          4.500% Due 1/1/99 ..........................................      361

  2,135  New York State Development
          Authority, Series C-1 to C-30
          3.750% Due 3/1/99 (a) (c) ..................................    2,135

         NORTH CAROLINA (0.1%)
    100  Beaufort North Carolina
          Industrial Facility Pollution Control
          Revenue - Texas Gulf Inc. 1985
          3.600% Due 12/1/00 (a) (c) .................................      100

         OHIO (12.5%)
    190  Brooklyn Ohio Industrial
          Development Revenue Refunding
          (Clinton Road Project A)
          4.000% Due 12/1/00 (a) (c) .................................      190

    640  Buckeye Ohio Tax Exempt
          Mortgage Bond Trust Series C
          4.050% Due 2/1/05 (a) (c) ..................................      640

    940  Cincinnati & Hamilton County
          Ohio Port Authority Revenue
          Refunding (Tri State Building)
          3.750% Due 9/1/99 (a) (c) ..................................      940

    475  Citizens Federal Tax-Exempt
          Mortgage Bond Trust
          3.850% Due 9/1/08 (a) (c) ..................................      475

    490  Clermont County Ohio Economic
          Development Revenue
          (John Q. Hammons Project)
          3.800% Due 5/1/12 (a) (c) ..................................      490

     225 Franklin County Ohio Industrial
          Development Revenue
          (GSW Building Association Ltd.)
          3.750% Due 11/1/15 (a) (c) ..................................     225

  1,665  Lakewood Ohio Hospital
          Revenue (Hospital
          Improvement Series 1983)
          4.010% Due 11/1/10 (a) (c) .................................    1,665

    865  McDonald Tax-Exempt Mortgage
          Trust #1
          4.100% Due 1/15/09 (a) (c) .................................      866

    745  Ohio Company Tax Exempt
          Mortgage Trust Series 2
          4.150% Due 6/15/03 (a) (c) .................................      745

  1,450  Riverside Ohio Economic
          Development Revenue
          (Riverside Association Project)
           3.700% Due 9/1/12 (a) (c) .................................    1,450



                       See notes to financial statements               Page 25




WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                                 SECURITY                       (000'S)
-------                                 --------                       -------

                       TAX FREE MONEY MARKET (CONTINUED)

   $930  Riverside Ohio Economic
          Development Revenue
          (Wright Point Association)
          3.700% Due 9/1/10 (a) (c) ..................................     $930

    555  Stark County Ohio Health Care
          Facilities (Canton Christian Home)
          3.600% Due 9/15/16 (a) (c) .................................      555

  2,000  Stark County Ohio Health Care
          Facilities (Canton Christian
          Home PJ ) Series 90
          3.600% Due 9/1/15 (a) (c) ..................................    2,000

    275  Stark County Ohio Industrial
          Development Revenue
          (Belpar Professional Building)
          3.650% Due 10/1/04 (a) (c) .................................      275

  1,925  Stark County Ohio Industrial
          Development Revenue
          (Newmarket Parking Ltd.)
          3.750% Due 11/1/14 (a) (c) .................................    1,925

         OKLAHOMA (1.2%)
  1,250  Tulsa County Oklahoma Industrial
          Development Authority
          Healthcare Revenue
          Laureate Psychiatric Center
          3.800% Due 12/15/08 (a) (c) ................................    1,250

         PENNSYLVANIA (4.4%)
    710  Commonwealth Tax-Exempt
          Mortgage Bond Trust Series A
          3.900% Due 11/1/05 (a) (c) .................................      710

  3,800  Lebanon County Pennsylvania
          United Church Christ Homes
          Health Facilities Center Revenue
          3.600% Due 12/1/23 (a) (c) .................................    3,800

    185  McDonald Tax-Exempt Mortgage
          Trust #1
          4.100% Due 1/15/09 (a) (c) .................................      186

         TENNESSEE (4.1%)
  2,700  Franklin County Tennessee Health
          & Educational Facilities Revenue
          (University of the South Sewanee)
          3.700% Due 9/1/10 (a) (c) ..................................    2,700

  1,280  GAF Tax-Exempt Bond Grantor
          Trust Series A
          4.450% Due 4/1/08 (a) (c) ..................................    1,280

    350  Metropolitan Government of Nashville
          & Davidson County ,Tennessee
          Health & Education Facilities Board
          Revenue, (Belmont University Project)
          3.600% Due 12/1/22 (a) (c) .................................      350

         TEXAS (6.8%)
  1,400  Harris County Texas
          Multifamily Housing Revenue
          (Country Scape Development
          Johnston Project)
          3.875% Due 4/1/07 (a) (c) ..................................    1,400

  2,415  Harris County Texas
          Multifamily Housing Revenue
          (Greenhouse Development)
          3.875% Due 4/1/07 (a) (c) ..................................    2,415

    800  Texas Health Facilities
          Development Corp.
          Aces North Texas Pooled Health
          Series 1985 B
          3.850% Due 8/1/25 (a) (c) ..................................      800

  2,650  Waxahachie Texas Industrial
          Development Authority
          (Dart Container Project Series 1985)
          3.825% Due 4/1/06 (a) (b) ..................................    2,650

         UTAH (0.8%)
    800  West Valley County Industrial
          Development Revenue
          (Johnson Matthey Project)
          4.100% Due 11/1/11 (a) (c) .................................      800


Page 26                  See notes to financial statements



WEISS, PECK & GREER MUTUAL FUNDS
SCHEDULES OF INVESTMENTS AT JUNE 30, 1998 - UNAUDITED


PRINCIPAL
AMOUNT                                                                  VALUE
(000'S)                                 SECURITY                       (000'S)
-------                                 --------                       -------

                       TAX FREE MONEY MARKET (CONTINUED)
         VERMONT (0.5%)
   $535  Vermont Industrial Development Authority
          Hydroelectric Revenue Bond
          Central Vermont Public Service Corp
          3.700% Due 12/1/13 (a) (c) .................................     $535

         VIRGINIA (1.9%)
  1,000  Rockingham County Virginia
          Industrial Development Authority
          (Merck & Company Inc. Project)
          4.000% Due 10/1/22 (a) (c) .................................    1,000

  1,000  Rockingham County Virginia
          Industrial Development Authority
          (Merck & Company Inc. Project)
          4.000% Due 10/1/22 (a) (c) .................................    1,000

         WASHINGTON (1.0%)
  1,100  Washington State Housing Finance
          Community Non-Profit Housing Revenue
          (Emerald Heights Project)
          4.000% Due 1/1/21 (a) (c) ..................................    1,100

         WEST VIRGINIA (0.7%)
    680  Wood County West Virginia Industrial
          Development Revenue
          (Aga Gas Inc. Project)
          3.800% Due 10/1/98 (a) (c) .................................      680

         WISCONSIN (1.8%)
    910  De Pere Wisconsin School District
          4.100% Due 10/28/98 ........................................      910

  1,000  Oregon Wisconsin School District
          Tax Revenue Anticipation Notes
          4.220% Due 9/16/98 .........................................    1,000

         WYOMING (1.1%)
  1,190  Cheyenne County Wyoming
          Economic Development
          Revenue Bonds (Holiday Inn)
          3.800% Due 10/1/10 (a) (c) .................................    1,190

         TOTAL INVESTMENTS (99.4%)
          (Cost $106,022) ............................................  106,022
                                                                       --------
         OTHER ASSETS IN
          EXCESS OF LIABILITIES (0.6%) ...............................      602
                                                                       --------

          TOTAL NET ASSETS (100.0%) .................................. $106,624
                                                                       ========


(a) Interest rate subject to change approximately every 1 to 397 days. Principal payable on demand at periodic intervals at the fund's option.
(b) Coupon fluctuates with the Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nations 30 largest banks.)
(c) Coupon fluctuates with remarket value.


                       See notes to financial statements              Page 27

WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AT JUNE 30, 1998 (UNAUDITED)


                                                                           GROWTH AND
$ IN THOUSANDS                                                 TUDOR        INCOME      GROWTH

------------------------------------------------------------------------------------------------
     ASSETS
Investments at value (+) .................................   $ 140,260    $ 153,137    $ 24,530
Investments in Repurchase Agreements,at value (+) ........           0            0           0
Cash .....................................................           4            1           1
Receivable for securities sold ...........................         731           93         184
Receivable for Fund shares sold ..........................           0          123           0
Dividends and interest receivable ........................          40          156           7
Other assets .............................................           7            3           4
                                                             ---------    ---------    --------
                                                               141,042      153,513      24,726
                                                             ---------    ---------    --------

     LIABILITIES
Distributions payable ....................................           0          222           0
Payable to custodian bank ................................           0          421           0
Payable for investment securities purchased ..............       2,347            0         425
Payable for Fund shares redeemed .........................          99           27           0
Accrued investment advisory fee payable - Note 5 .........         102           92          16
Accrued adminstration fee payable - Note 5 ...............           6            7           3
Payable for variation margin .............................           0            0           0
Accrued expenses .........................................          81           26          33
                                                             ---------    ---------    --------
                                                                 2,635          795         477
                                                             ---------    ---------    --------
     NET ASSETS ..........................................   $ 138,407    $ 152,718    $ 24,249
                                                             =========    =========    ========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ....................   $   2,115    $   3,675    $      1
Paid-in surplus ..........................................      92,003       86,317      14,375
Accumulated undistributed net investment income/
    (distributions in excess of net investment income) ...         (72)         264           5
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies) .....................      40,355        6,380       9,506
Net unrealized appreciation on investments,
    futures, options and currencies ......................       4,006       56,082         362
                                                             ---------    ---------    --------
Net Assets applied to outstanding shares .................   $ 138,407    $ 152,718    $ 24,249
                                                             =========    =========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding ..............................................       6,346        3,675         216
                                                             =========    =========    ========
Par Value ................................................   $ .33 1/3    $    1.00    $  0.001
                                                             =========    =========    ========
Net asset value per share ................................   $   21.81    $   41.55    $ 112.48
                                                             =========    =========    ========

(+) Investments at cost ..................................     136,254       97,055      24,168

UNREALIZED APPRECIATION/(DEPRECIATION): *
    Gross appreciation ...................................      13,693       57,768       2,739
    Gross depreciation ...................................      (9,687)      (1,686)     (2,377)
                                                             ---------    ---------    --------
NET UNREALIZED APPRECIATION ..............................       4,006       56,082         362
                                                             =========    =========    ========




 * Based on cost of securities for Federal Income tax purposes which does not differ from book cost.



Page 28                  See notes to financial statements


                                                                                              INTERMEDIATE
                                                       QUANTITATIVE                            MUNICIPAL   GOVERNMENT    TAX FREE
$ IN THOUSANDS                                           EQUITY   INTERNATIONAL   CORE BOND      BOND     MONEY MARKET  MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------

     ASSETS
Investments at value (+) .............................   $ 74,048    $   8,756    $ 136,837    $  24,357    $ 147,009    $106,022
Investments in Repurchase Agreements,at value (+) ....          0            0            0            0       31,738           0
Cash .................................................         98           78            0            0            1          25
Receivable for securities sold .......................          0          945       20,255            0            0           0
Receivable for Fund shares sold ......................          0            0            0            0            0           0
Dividends and interest receivable ....................        108           58        1,049          340            5         795
Other assets .........................................          3            1            7            1            4           4
                                                         --------    ---------    ---------    ---------    ---------    --------
                                                           74,257        9,838      158,148       24,698      178,757     106,846
                                                         --------    ---------    ---------    ---------    ---------    --------

     LIABILITIES
Distributions payable ................................          0            0          544           82          342         130
Payable to custodian bank ............................          0            0            0           84            0           0
Payable for investment securities purchased ..........          0          738       41,867          572            0           0
Payable for Fund shares redeemed .....................          0            0            0            0            0           0
Accrued investment advisory fee payable - Note 5 .....         50           11            0            6           72          44
Accrued adminstration fee payable - Note 5 ...........          4            0           28            0            6           4
Payable for variation margin .........................         39            0            0            0            0           0
Accrued expenses .....................................          0           30           34           14           67          44
                                                         --------    ---------    ---------    ---------    ---------    --------
                                                               93          779       42,473          758          487         222
                                                         --------    ---------    ---------    ---------    ---------    --------
     NET ASSETS ......................................   $ 74,164    $   9,059    $ 115,675    $  23,940    $ 178,270    $106,624
                                                         ========    =========    =========    =========    =========    ========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par ................   $     11    $       8    $      12    $       2    $     179    $    106
Paid-in surplus ......................................     37,545        6,610      153,126       23,205      180,106     106,537
Accumulated undistributed net investment income/
    (distributions in excess of net investment income)        665           24           (2)           4            0           1
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies) .................     19,120          647      (37,947)          67       (2,015)        (20)
Net unrealized appreciation on investments,
    futures, options and currencies ..................     16,823        1,770          486          662            0           0
                                                         --------    ---------    ---------    ---------    ---------    --------
Net Assets applied to outstanding shares .............   $ 74,164    $   9,059    $ 115,675    $  23,940    $ 178,270    $106,624
                                                         ========    =========    =========    =========    =========    ========

CAPITAL SHARES (AUTHORIZED SHARES UNLIMITED)
Outstanding ..........................................     10,994          766       12,188        2,288      178,544     106,645
                                                         ========    =========    =========    =========    =========    ========
Par Value ............................................   $  0.001    $    0.01    $   0.001    $   0.001    $   0.001    $  0.001
                                                         ========    =========    =========    =========    =========    ========
Net asset value per share ............................   $   6.75    $   11.82    $    9.49    $   10.46    $    1.00    $   1.00
                                                         ========    =========    =========    =========    =========    ========

(+) Investments at cost ..............................     57,225        6,989      136,351       23,695      178,747     106,022


UNREALIZED APPRECIATION/(DEPRECIATION): *
    Gross appreciation ...............................     17,654        2,029          546          675            0           0
    Gross depreciation ...............................       (831)        (259)         (60)         (13)           0           0
                                                         --------    ---------    ---------    ---------    ---------    --------
NET UNREALIZED APPRECIATION ..........................     16,823        1,770          486          662            0           0
                                                         ========    =========    =========    =========    =========    ========


                       See notes to financial statements              Page 29

WEISS, PECK & GREER MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED



                                                                    GROWTH AND
$ IN THOUSANDS                                             TUDOR      INCOME     GROWTH
--------------                                             -----      ------     ------

INVESTMENT INCOME:
Dividends .............................................   $    312    $ 1,078   $    68
Interest ..............................................        370         87       107
Income from securities loaned - Note 4 ................         11          0         6
Class action litigation settlement ....................          0          0        22
Other .................................................        104          7         0
                                                          --------    -------   -------
                                                               797      1,172       203
                                                          --------    -------   -------
EXPENSES:
Investment advisory fee - Note 5 ......................        700        508       143
Transfer agent fees and expenses ......................         97         42        15
Administration fees - Note 5 ..........................         39         41        19
Fund accounting fees and expenses .....................         35         25        14
Professional fees .....................................         33         23        24
Custodian fees and expenses ...........................         28         11        15
Registration fees .....................................         11         11        12
Trustees' fees and expenses ...........................         10          9        10
Shareholders' reports .................................          8          6         5
Distribution fees - Note 6 ............................          0          0         0
Other expenses ........................................          8          7         4
                                                          --------    -------   -------
                                                               969        683       261
Less fees waived by adviser ...........................          0          0         0
Less expenses paid indirectly - Note 7 ................         (2)         0        (1)
                                                          --------    -------   -------
                                                               967        683       260
                                                          --------    -------   -------
NET INVESTMENT INCOME/(LOSS) ..........................       (170)       489       (57)
                                                          --------    -------   -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
        FUTURES, OPTIONS AND CURRENCIES:
        Net realized gain/(loss) on investments,
                futures and options ...................     37,738      6,244     6,500
        Net realized gain/(loss) on currencies ........          0          0       (13)
        Change in unrealized appreciation/(depreciaton)
                on investments, futures and options ...    (36,886)    16,239    (5,713)
        Change in unrealized appreciation/(depreciaton)
                on currencies .........................          0          0         0
                                                          --------    -------   -------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
        CURRENCIES ....................................        852     22,483       774
                                                          --------    -------   -------

NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS .....................        682     22,972       717
                                                          ========    =======   =======



Page 30                      See notes to financial statements



                                                                                           INTERMEDIATE GOVERNMENT  TAX FREE
                                                        QUANTITATIVE                        MUNICIPAL    MONEY       MONEY
$ IN THOUSANDS                                            EQUITY  INTERNATIONAL  CORE BOND   BOND        MARKET      MARKET
--------------                                            ------  -------------  ---------   ----        ------      ------

INVESTMENT INCOME:
Dividends .............................................   $    725    $   149    $     0    $     0    $     0    $     0
Interest ..............................................         45          1      3,661        634      4,743      2,198
Income from securities loaned - Note 4 ................          0          0          5          0          0          0
Class action litigation settlement ....................          0          0          0          0          0          0
Other .................................................          0          1          0          0          0          2
                                                          --------    -------    -------    -------    -------    -------
                                                               770        151      3,666        634      4,743      2,200
                                                          --------    -------    -------    -------    -------    -------
EXPENSES:
Investment advisory fee - Note 5 ......................        347         22        351         62        426        291
Transfer agent fees and expenses ......................         24         20         24         18         77         33
Administration fees - Note 5 ..........................         25          0         29          0         34         25
Fund accounting fees and expenses .....................         23          8         27         11         33         26
Professional fees .....................................         26         20         31         14         26         24
Custodian fees and expenses ...........................         15         13         21          2         14         13
Registration fees .....................................          8          9          7          7          9          9
Trustees' fees and expenses ...........................         10          9         11          9         11         10
Shareholders' reports .................................          7          3          8          4          4          4
Distribution fees - Note 6 ............................          0          0          6          0          0          0
Other expenses ........................................          5          2          6          8          6          9
                                                          --------    -------    -------    -------    -------    -------
                                                               490        106        521        135        640        444
Less fees waived by adviser ...........................          0          0       (215)       (28)         0          0
Less expenses paid indirectly - Note 7 ................         (3)        (2)        (8)        (1)        (5)        (6)
                                                          --------    -------    -------    -------    -------    -------
                                                               487        104        298        106        635        438
                                                          --------    -------    -------    -------    -------    -------
NET INVESTMENT INCOME/(LOSS) ..........................        283         47      3,368        528      4,108      1,762

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
        FUTURES, OPTIONS AND CURRENCIES:
        Net realized gain/(loss) on investments,
                futures and options ...................     17,157        882      1,950        175          0         (1)
        Net realized gain/(loss) on currencies ........          0        (67)         0          0          0          0
        Change in unrealized appreciation/(depreciaton)
                on investments, futures and options ...     (4,149)       474         (8)      (169)         0          0
        Change in unrealized appreciation/(depreciaton)
                on currencies .........................          0         20          0          0          0          0
                                                          --------    -------    -------    -------    -------    -------
NET GAIN/(LOSS) ON INVESTMENTS, FUTURES, OPTIONS AND
        CURRENCIES ....................................     13,008      1,309      1,942          6          0         (1)
                                                          --------    -------    -------    -------    -------    -------

NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS .....................     13,291      1,356      5,310        534      4,108      1,761
                                                          ========    =======    =======    =======    =======    =======




                       See notes to financial statements                Page 31

WEISS, PECK & GREER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS




                                                                    GROWTH AND                                     QUANTITATIVE
                                                TUDOR                INCOME                    GROWTH                 EQUITY
                                                -----                ------                    ------                 ------

                                           SIX                     SIX                     SIX                     SIX
                                         MONTHS       YEAR       MONTHS       YEAR        MONTHS     YEAR         MONTHS     YEAR
$ IN THOUSANDS                            ENDED       ENDED       ENDED       ENDED       ENDED      ENDED        ENDED      ENDED
                                         6/30/98*    12/31/97    6/30/98*    12/31/97    6/30/98*    12/31/97    6/30/98*   12/31/97
                                         --------    --------    --------    --------    --------    --------    --------   --------


OPERATIONS:
Net investment income/(loss) ........     ($  170)    ($  778)    $   489     $   867     ($  57)    ($   77)    $  283     $ 1,078
Net realized gain/(loss) on
        investments, futures,
        options, and currencies .....      37,738      27,732       6,244      12,903      6,487       9,375     17,157      18,088
Change in unrealized
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ......     (36,886)     (6,932)     16,239      16,703     (5,713)     (2,179)    (4,149)      4,604
                                        ---------------------   ---------------------   --------------------   --------------------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ...         682      20,022      22,972      30,473        717       7,119     13,291      23,770
                                        ---------------------   ---------------------   --------------------   --------------------

Distributions to Shareholders:
        From net investment income ..           0           0        (468)       (735)         0           0          0      (1,032)
        From capital gains ..........           0     (26,044)          0     (13,500)         0      (7,513)         0     (18,970)
                                        ---------------------   ---------------------   --------------------   --------------------
NET DECREASE DUE TO
        DISTRIBUTIONS ...............           0     (26,044)       (468)    (14,235)         0      (7,513)         0     (20,002)
                                        ---------------------   ---------------------   --------------------   --------------------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold .................     108,438     398,240      21,054      19,356     59,299     250,575      3,224      10,292
        Distributions reinvested ....           0      24,010         215      12,892          0       7,513          0      19,631
        Shares redeemed .............    (137,172)   (431,139)     (8,201)    (14,277)   (82,324)   (273,976)   (38,406)    (40,086)
                                        ---------------------   ---------------------   --------------------   --------------------
Net Increase/(Decrease) from
        Capital Share Transactions ..     (28,734)     (8,889)     13,068      17,971    (23,025)    (15,888)   (35,182)    (10,163)
                                        ---------------------   ---------------------   --------------------   --------------------

Total Increase/(Decrease)
        in Net Assets ...............     (28,052)    (14,911)     35,572      34,209    (22,308)    (16,282)   (21,891)     (6,395)

Net Assets:
Beginning of period .................     166,459     181,370     117,146      82,937     46,557      62,839     96,055     102,450
                                        ---------------------   ---------------------   --------------------   --------------------
End of period + .....................   $ 138,407   $ 166,459   $ 152,718   $ 117,146   $ 24,249   $  46,557   $ 74,164   $  96,055
                                        =====================   =====================   ====================   ====================

+ Includes undistributed net
        investment income/
        distributions in excess of
        net investment income .......         (72)         98         264         243          5          62        665         382
                                        =====================   =====================   ====================   ====================

Transactions in shares of the funds
   (in thousands):
        Sold ........................       4,944      16,664         547         549        526       2,055        514       1,618
        Reinvestment of distributions           0       1,115           5         368          0          67          0       3,361
        Redeemed ....................      (6,199)    (17,969)       (213)       (410)      (719)     (2,243)    (5,972)     (5,933)
                                        ---------------------   ---------------------   --------------------   --------------------
Net increase/(decrease) .............      (1,255)       (190)        339         507       (193)       (121)    (5,458)       (954)
                                        =====================   =====================   ====================   ====================


* Unaudited




Page 32                  See notes to financial statements

                                                                                               INTERMEDIATE
                                                                                                MUNICIPAL
                                             INTERNATIONAL             CORE BOND                  BOND
                                             -------------             ---------                  ----

                                         SIX                      SIX                      SIX
                                        MONTHS        YEAR        MONTHS        YEAR       MONTHS       YEAR
$ IN THOUSANDS                          ENDED         ENDED       ENDED         ENDED      ENDED        ENDED
                                        6/30/98*     12/31/97    6/30/98*      12/31/97   6/30/98*     12/31/97
                                        --------     --------    --------      --------   --------     --------
OPERATIONS:
Net investment income/(loss) ........   $    47    $      1    $   3,368    $   6,502    $    528    $    950
Net realized gain/(loss) on
        investments, futures,
        options, and currencies .....       815        (285)       1,950        1,562         175          34
Change in unrealized
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ......       494         672           (8)         307        (169)        652
                                          ------------------     ---------------------    -------------------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ...     1,356         388        5,310        8,371         534       1,636
                                          ------------------     ---------------------    -------------------

Distributions to Shareholders:
        From net investment income ..         0          (7)      (3,373       (6,446)       (525)       (950)
        From capital gains ..........         0        (348)           0            0           0           0
                                          ------------------     ---------------------    -------------------
NET DECREASE DUE TO
        DISTRIBUTIONS ...............         0        (355)      (3,373)      (6,446)       (525)       (950)
                                          ------------------     ---------------------    -------------------

TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold .................       403       1,504       21,389        9,057       4,026      13,254
        Distributions reinvested ....         0         353        1,991        4,387         254         564
        Shares redeemed .............    (1,255)     (6,496)     (18,085)     (27,730)     (3,857)     (6,210)
                                          ------------------     ---------------------    -------------------
Net Increase/(Decrease) from
        Capital Share Transactions ..      (852)     (4,639)       5,295      (14,286)        423       7,608
                                          ------------------     ---------------------    -------------------

Total Increase/(Decrease)
        in Net Assets ...............       504      (4,606)       7,232      (12,361)        432       8,294

Net Assets:
Beginning of period .................     8,555      13,161      108,443      120,804      23,508      15,214
                                          ------------------     ---------------------    -------------------

End of period + .....................   $ 9,059    $  8,555    $ 115,675    $ 108,443    $ 23,940    $ 23,508
                                          ==================    =====================     ===================

+ Includes undistributed net
        investment income/
        distributions in excess of
        net investment income .......        24         (23)          (2)           3           4           1
                                          ==================    =====================     ===================

Transactions in shares of the funds
     (in thousands):
        Sold ........................        36         142        2,275          989         384       1,301
        Reinvestment of distributions         0          35          211          476          24          55
        Redeemed ....................      (113)       (613)      (1,909)      (3,003)       (369)       (607)
                                           -----------------      --------------------      -----------------
Net increase/(decrease) .............       (77)       (436)         577       (1,538)         39         749
                                           =================      ====================      =================


* Unaudited




                                                GOVERNMENT                    TAX FREE
                                               MONEY MARKET                  MONEY MARKET
                                               ------------                  ------------

                                           SIX                             SIX
                                         MONTHS          YEAR             MONTHS         YEAR
                                          ENDED          ENDED            ENDED          ENDED
                                         6/30/98*       12/31/97         6/30/98*       12/31/97
                                         --------       --------         --------       --------
OPERATIONS:
Net investment income/(loss) ........   $     4,108    $     7,321    $     1,762    $     4,125
Net realized gain/(loss) on
        investments, futures,
        options, and currencies .....             0              0             (1)            (4)
Change in unrealized
        appreciation/(depreciation)
        on investments, futures,
        options and currencies ......             0              0              0              0
                                        --------------------------    --------------------------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ...         4,108          7,321          1,761          4,121
                                        --------------------------    --------------------------

Distributions to Shareholders:
        From net investment income ..        (4,108)        (7,321)        (1,761)        (4,125)
        From capital gains ..........             0              0              0              0
                                        --------------------------    --------------------------
NET DECREASE DUE TO
        DISTRIBUTIONS ...............        (4,108)        (7,321)        (1,761)        (4,125)
                                        --------------------------    --------------------------
TRANSACTIONS IN SHARES OF
        BENEFICIAL INTEREST:
Received on issuance:
        Shares sold .................       721,221      1,653,080        580,470      1,058,249
        Distributions reinvested ....         3,600          7,078          1,567          3,978
        Shares redeemed .............      (754,368)    (1,605,127)      (605,496)    (1,049,563)
                                        --------------------------    --------------------------
Net Increase/(Decrease) from
        Capital Share Transactions ..       (29,547)        55,031        (23,459)        12,664
                                        --------------------------    --------------------------

Total Increase/(Decrease)
        in Net Assets ...............       (29,547)        55,031        (23,459)        12,660

Net Assets:
Beginning of period .................       207,817        152,786        130,083        117,423
                                        --------------------------    --------------------------
End of period + .....................   $   178,270    $   207,817    $   106,624    $   130,083
                                        ==========================    ==========================

+ Includes undistributed net
        investment income/
        distributions in excess of
        net investment income .......             0              0              1              0
                                        ==========================    ==========================

Transactions in shares of the funds
     (in thousands):
        Sold ........................       721,221      1,653,080        580,470      1,058,249
        Reinvestment of distributions         3,600          7,078          1,567          3,978
        Redeemed ....................      (754,368)    (1,605,127)      (605,496)    (1,049,563)
                                        --------------------------    --------------------------
Net increase/(decrease) .............       (29,547)        55,031        (23,459)        12,664
                                        ==========================    ==========================


* Unaudited



                       See notes to financial statements              Page 33

WEISS, PECK & GREER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS - (UNAUDITED)


1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
------------
     The following are open-end management investment companies registered under the Investment Company Act of 1940 (the "Act"):

          WPG Tudor Fund ("Tudor")
          WPG Growth and Income Fund ("Growth and Income")
          WPG Growth Fund ("Growth")
          Weiss, Peck & Greer Funds Trust ("WPG Funds Trust")
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Core Bond Fund ("Core Bond") (formerly Government Securities Fund) WPG Intermediate Municipal Bond Fund ("Municipal Bond")
          WPG Government Money Market Fund ("Government Money Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
          Weiss, Peck & Greer International Fund ("International")

Each fund is diversified.

Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of the significant accounting policies and other information.

On January 20, 1998, the WPG Government Securities Fund changed its name and investment policies. The new name of the Fund is Core Bond Fund. Prior to this change, the Fund invested at least 60% of its total assets in debt obligations issued or guaranteed by the U.S. Government with maturities exceeding one year. The new policy, among things, permits the Fund to invest at least 80% of its assets in debt securities of all types, including U.S. Securities and corporate debt securities. In addition, under normal market conditions, the Fund will maintain an average dollar weighted duration of between 3 and 7 years and will limit its investments to investment grade securities.

PORTFOLIO VALUATION
-------------------
COMMON STOCK - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

BONDS - Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchanges or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

MONEY MARKET SECURITIES - Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Funds' investments.

FOREIGN SECURITIES - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

OTHER SECURITIES - Other securities and assets for which market quotations are not readily available are valued at their fair value as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

WEISS, PECK & GREER MUTUAL FUNDS

SECURITIES TRANSACTIONS AND INVESTMENT INCOME
---------------------------------------------
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

FEDERAL INCOME TAXES
--------------------

The Funds intend to comply with the requirements of the Internal Revenue Code that pertain to regulated investment companies and to distribute all of its taxable income to their shareholders. No federal income tax or excise tax provision is required. As of December 31, 1997, the following funds had capital loss carryforwards:


--------------------------------------------------------------------------------
        (IN THOUSANDS)
                                         YEAR OF EXPIRATION
                                         ------------------
        FUND                      2001      2002      2003     2004    2005
        ----                      ----      ----      ----     ----    ----
        Core Bond                   -      18,940    20,113     753     -
        Municipal Bond              -         100         8       -     -
        Government Money Market     -       2,014         -       -      2
        Tax Free Money Market      11           -         1       3      4
--------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
----------------------------
DIVIDENDS FROM NET INVESTMENT INCOME - Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for the Tudor, Growth, Quantitative Equity and International Funds and quarterly for Growth & Income. Dividends from net investment income are declared daily and paid monthly for Core Bond, Municipal Bond, Government Money Market and Tax Free Money Market.

DISTRIBUTIONS FROM CAPITAL GAINS - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gains.

The character of income and gains to be distributed are determined in accordance with income tax regulation which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sale losses, options and futures, and post October losses.

ORGANIZATION EXPENSES
---------------------
Organizational and initial offering expenses of approximately $77,000 for the Intermediate Municipal Bond Fund was deferred and is being amortized on a straight line basis over a sixty month period.

Repurchase Agreements (TUDOR, GROWTH, CORE BOND, GOVERNMENT MONEY MARKET)
It is each Fund's policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

FUTURES (TUDOR, GROWTH, QUANTITATIVE EQUITY, INTERNATIONAL, CORE BOND)
----------------------------------------------------------------------
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss.

WEISS, PECK & GREER MUTUAL FUNDS

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

OPTIONS WRITING (TUDOR, GROWTH & INCOME, GROWTH, QUANTITATIVE EQUITY,
---------------------------------------------------------------------
INTERNATIONAL, AND CORE BOND)
-----------------------------
A Fund may write write covered options to protect against adverse movements in the price of securities in the investment portfolio. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

FOREIGN SECURITIES (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
--------------------------------------------------------------------
Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

FORWARD CURRENCY CONTRACTS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
----------------------------------------------------------------------------
A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

FOREIGN CURRENCY TRANSACTIONS (TUDOR, GROWTH AND INCOME, GROWTH, INTERNATIONAL)
-------------------------------------------------------------------------------
The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

WEISS, PECK & GREER MUTUAL FUNDS

USE OF ESTIMATES
----------------
Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2 - SECURITIES TRANSACTIONS

For the six months ended June 30, 1998, sales proceeds, cost of securities purchased, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG"), the Fund's investment adviser or Hill Samuel Investment Management Limited ("HSIM"), the International Fund's sub-adviser, on such transactions were as follows:

--------------------------------------------------------------------------------

                             PROCEEDS       COST OF                 COMMISSIONS
                          OF SECURITIES    SECURITIES    TOTAL      RECEIVED BY
                              SOLD         PURCHASED   COMMISSIONS  WPG OR HSIM
                             (000's)        (000's)      (000's)      (000's)
                             -------        -------      -------      -------
    Tudor                    $116,364      $ 99,194      $211          $34
    Growth and Income          34,145        49,183        94           67
    Growth                     34,802        20,122        59           22
    Quantitative Equity        55,205        47,199       126           83
    International               6,487         4,381        28            0
    Core Bond                 352,117       372,523         0            0
    Municipal Bond              9,326        10,225         0            0
--------------------------------------------------------------------------------

3 - INVESTMENTS IN RESTRICTED SECURITIES

Certain of the Funds may from time to time purchase restricted securities. The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.


---------------------------------------------------------------------------------------------------
                            COST   VALUE PER UNIT                    TOTAL MARKET    PERCENTAGE OF
                            PER    AT ACQUISITION    VALUE PER UNIT  VALUE 6/30/98   NET ASSETS AT
    FUND    SECURITY        UNIT       DATE          AT 6/30/98         (000'S)        6/30/98
    ----    --------        ----       ----          ----------         -------        -------
    Tudor   Advanced
            Promotion
            Technologies    $100.00   $73.76           $0.30              $2            0.00%
---------------------------------------------------------------------------------------------------


4 - SECURITIES LENDING (TUDOR, GROWTH, CORE BOND)

At June 30, 1998, securities value at $2,779,500, $2,521,983 and $6,300,000 were on loan to brokers by the Tudor Fund, Growth Fund and Core Bond Fund, respectively. For collateral the Tudor Fund received a letter of credit in an amount equal to $3,500,000 and the Growth Fund and Core Bond Fund received U.S. Government Securities in the amount of $2,619,378 and $7,044,877, respectively. During the year the Tudor Fund, Growth Fund and Core Bond Fund earned approximately $9,709, $4,018 and $4,808 net of custodian expenses, respectively.

WEISS, PECK & GREER MUTUAL FUNDS

5 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

WPG serves as the Funds' investment adviser. The adviser fees of each Fund are as follows, and are paid monthly except for the International Fund which is paid quarterly:

--------------------------------------------------------------------------------
        Tudor                   .90% of net assets up to $300 million
                                .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

        Growth and Income       .75% of net assets

        Growth                  .75% of net assets

        Quantitative Equity     .75% of net assets

        International           .50% while net assets under $15 million
                                .85% while net assets $15 to $20 million
                                1.00% while net assets in excess of $20 million

        Core Bond               .60% of net assets up to $300 million
                                .55% of net assets $300 million to $500 million
                                .50% of net assets in excess of $500 million

        Municipal Bond          .00% while net assets under $17 million
                                .50% while net assets in excess of $17 million

        Government Money Market .50% of net assets up to $500 million
               &                .45% of net assets $500 million to $1 billion
        Tax Free Money Market   .40% of net assets $1 billion to $1.5 billion
                                .35% of net assets in excess of $1.5 billion

--------------------------------------------------------------------------------

Pursuant to authority granted under its Investment Advisory Agreement with the International Fund, WPG has selected Hill Samuel Investment Management Limited ("HSIM"), formerly Lloyds Investment Management Limited, as sub-adviser to the Fund. Pursuant to a sub-advisory agreement, HSIM has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Management Limited, the parent of HSIM, is a limited partner in the partnership of WPG.

Each Fund has entered into an Administration Agreement with WPG. For the period January 1, 1998 through June 30, 1998 WPG was entitled to receive the following fees based upon a percentage of average daily net assets: Tudor .05%, Growth and Income .06%, Growth .08%, Quantitative Equity .05%, International .06% while assets exceed $25 million, Core Bond .05%, Intermediate Municipal Bond .12% while assets exceed $50 million, Government Money Market .04%, Tax Free Money Market .04%. As of July 1, 1998 WPG is entitled to receive the following fees based upon a percentage of average daily net assets: Growth .15% and Tax Free Money Market Fund .05%. The fee for the other Funds remained the same.

On May 6, 1998 the Managing Directors of WPG entered into an agreement with Robeco Groep N.V. ("Robeco") pursuant to which WPG will become a wholly owned subsidiary of Robeco. The transaction is expected close in September 1998, subject to the satisfaction or waiver of certain conditions. WPG will remain as the Fund's investment adviser and administrator and HSIM as sub-adviser on substantially identical terms as described above.

WEISS, PECK & GREER MUTUAL FUNDS

6 - DISTRIBUTION PLAN (CORE BOND)

The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the six months ended June 30, 1998, expenses incurred under the Plan were $152.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the Plan.

7 - CUSTODIAN FEES

Each Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended June 30, 1998 the Funds' custodian fee and related offset were as follows:

--------------------------------------------------------------------------------

                                           CUSTODIAN   OFFSET
                                               FEE     CREDIT
                                               ---     ------
                   Tudor                     $81,438   $3,438
                   Growth and Income          17,154    2,667
                   Growth                     33,307    2,057
                   Quantitative Equity        30,558    3,058
                   International              22,027    3,027
                   Core Bond                  23,160    1,660
                   Intermediate Municipal      4,297    1,528
                   Government Money Market    28,810    5,310
                   Tax Free Money Market      22,727    9,727
--------------------------------------------------------------------------------


The Funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

8 - RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", reclassifications were made to the Funds' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1997 the amounts reclassified were as follows:

--------------------------------------------------------------------------------

                                UNDISTRIBUTED   UNDISTRIBUTED  ADDITIONAL
                                NET INVESTMENT  NET REALIZED    PAID-IN
                                    INCOME        GAINS         SURPLUS
                                    (000's)      (000's)        (000's)
                                    -------      -------        -------
               Tudor                 $ 1,235    ($1,292)         $  57
               Growth and Income         (80)        94              2
               Growth                    344          6           (351)
               Quantitative Equity       --         (23)            23
               International              24        179           (203)
               Core Bond                 (61)        61            --

--------------------------------------------------------------------------------

WEISS, PECK & GREER MUTUAL FUNDS        (FOR THE YEARS ENDED DECEMBER 31 EXCEPT

FINANCIAL HIGHLIGHTS            FOR 1998 WHICH IS FOR THE SIX MONTHS ENDED

                                JUNE 30, 1998 AND AS INDICATED IN THE FOOTNOTES)
$ PER SHARE

                                       NET       TOTAL
                                      REALIZED   INCOME
              NET           NET         AND      FROM    DIVIDENDS    DISTRI-                          NET                   NET
             ASSET        INVEST-   UNREALIZED   INVEST- FROM         BUTIONS                         ASSET               ASSETS AT
           VALUE AT        MENT      GAINS OR    MENT    NET          FROM      TOTAL      CONTRI-   VALUE AT              END OF
           BEGINNING      INCOME    (LOSSES) ON  OPERA-  INVESTMENT   CAPITAL   DISTRI-  BUTIONS TO   END OF       TOTAL   PERIOD
           OF PERIOD      (LOSS)     SECURITIES  TIONS   INCOME       GAINS     BUTIONS    CAPITAL    PERIOD       RETURN  ($000'S)
           ---------      ------     ----------  -----   ------       -----     -------    -------    ------       ------  --------


TUDOR
1998**   $    21.90         (0.02)   (0.07)   (0.09)         0.00     0.00         0.00       0.00  $  21.81       (0.41%) 138,407
1997          23.28          0.06     2.46     2.52          0.00    (3.90)       (3.90)      0.00     21.90       11.11%  166,459
1996          22.95         (0.14)    4.41     4.27          0.00    (3.94)       (3.94)      0.00     23.28       18.82%  181,369
1995          19.34         (0.10)    8.03     7.93          0.00    (4.32)       (4.32)      0.00     22.95       41.18%  165,534
1994          23.40         (0.13)   (2.14)   (2.27)         0.00    (1.79)       (1.79)      0.00     19.34       (9.81%) 144,207
1993          24.85         (0.22)    3.51     3.29          0.00    (4.74)       (4.74)      0.00     23.40       13.38%  242,067

GROWTH AND INCOME FUND
1998**   $    35.11          0.13     6.44     6.57         (0.13)    0.00        (0.13)      0.00  $  41.55       18.72%  152,718
1997          29.32          0.24    10.30    10.54         (0.24)   (4.51)       (4.75)      0.00     35.11       36.27%  117,146
1996          26.02          0.24     6.10     6.34         (0.39)   (2.66)       (3.05)      0.00     29.32       24.42%   82,937
1995          21.36          0.51     6.44     6.95         (0.53)   (1.76)       (2.29)      0.00     26.02       32.73%   67,357
1994          23.34          0.56    (1.83)   (1.27)        (0.62)   (0.09)       (0.71)      0.00     21.36       (5.47%)  61,045
1993          23.89          0.56     1.71     2.27         (0.89)   (1.93)       (2.82)      0.00     23.34        9.53%   62,714


GROWTH
1998**   $    (0.13)        (1.13)   (1.26)    0.00          0.00     0.00         0.00       0.00  $ 112.48      (1.11%)   24,249
1997         118.47          0.54    10.73    11.27          0.00   (16.00)      (16.00)      0.00    113.74       9.67%    46,557
1996         125.17         (0.76)   22.90    22.14          0.00   (28.84)      (28.84)      0.00    118.47      17.99%    62,839
1995          94.45         (0.22)   37.70    37.48          0.00    (6.76)       (6.76)      0.00    125.17      39.72%    60,453
1994         116.62         (0.29)  (15.96)    0.00         (5.92)   (5.92)       (5.92)      0.00     94.45     (14.03%)   87,942
1993         126.68         (0.78)   19.42    18.64          0.00   (28.70)      (28.70)      0.00    116.62      14.87%   169,302

QUANTITATIVE EQUITY FUND
1998**   $     5.84          0.04     0.87     0.91          0.00     0.00         0.00       0.00  $   6.75       15.58%   74,164
1997           5.89          0.08     1.42     1.50         (0.08)   (1.47)       (1.55)      0.00      5.84       25.47%   96,055
1996           6.85          0.16     1.13     1.29         (0.15)   (2.10)       (2.25)      0.00      5.89       18.51%  102,450
1995           5.44          0.13     1.70     1.83         (0.12)   (0.30)       (0.42)      0.00      6.85       33.37%  133,201
1994           5.58          0.13    (0.11)    0.02         (0.11)   (0.05)       (0.16)      0.00      5.44        0.34%   73,484
1993           5.00          0.08     0.62     0.70         (0.08)   (0.04)       (0.12)      0.00      5.58       13.90%   46,921

INTERNATIONAL
1998**   $    10.15          0.06     1.61     1.67          0.00     0.00         0.00       0.00  $  11.82       16.45%    9,059
1997          10.29          0.01     0.29     0.30         (0.01)   (0.43)       (0.44)      0.00     10.15        2.89%    8,555
1996          11.01         (0.07)    0.57     0.50         (0.04)   (1.18)       (1.22)      0.00     10.29        4.64%   13,161
1995          10.93          0.04     1.15     1.19         (0.15)   (0.96)       (1.11)      0.00     11.01       10.92%   14,194
1994          11.72          0.01    (0.75)   (0.74)         0.00    (0.05)       (0.05)      0.00     10.93       (6.32%)  17,102
1993           8.54         (0.02)    3.20     3.18          0.00     0.00         0.00       0.00     11.72       37.24%   15,996


 *       From July 1,1993 (commencement of operations) to December 31, 1993.
 **      Unaudited.
 A       Annualized



RATIOS
                                                               AVERAGE
            RATIO OF        RATIO OF                           COMMISS-
            EXPENSES        NET INCOME    PORTFOLIO              ION
            TO AVERAGE      TO AVERAGE    TURNOVER               PER
            NET ASSETS      NET ASSETS    RATE                  SHARE
            ----------      ----------    ----                  -----

TUDOR
1998           1.25%A       (0.22%)A      68.9%                  $0.0600
1997           1.24%        (0.44%)      106.3%                   0.0600
1996           1.25%        (0.57%)      105.4%                   0.0580
1995           1.30%        (0.47%)      123.1%                     N/A
1994           1.28%        (0.62%)      109.1%                     N/A
1993           1.25%        (0.76%)      118.2%                     N/A


GROWTH AND INCOME
1998           1.01%A        0.72% A      25.5%                 $0.0590
1997           1.06%         0.88%        69.6%                  0.0620
1996           1.15%         1.50%        75.8%                  0.0620
1995           1.22%         2.10%        79.4%                   N/A
1994           1.23%         2.49%        71.9%                   N/A
1993           1.26%         2.15%        86.4%                   N/A


GROWTH
1998           1.37%A       (0.30%)       60.5%                 $0.0580
1997           1.12%        (0.12%        84.3%                  0.0540
1996           1.08%        (0.07%)      122.4%                  0.0640
1995           1.07%        (0.21%)      119.0%                   N/A
1994           0.95%        (0.27%)       99.3%                   N/A
1993           0.98%        (0.54%)      126.6%                   N/A


QUANTITATIVE EQUITY FUND
1998           1.05%A        0.61%A       52.5%                $ 0.0590
1997           1.03%         1.03%        77.7%                  0.0540
1996           0.95%         1.52%        60.8%                  0.0340
1995           1.00%         2.00%        26.1%                   N/A
1994           1.14%         2.36%        46.8%1                  N/A
1993           1.32%         2.01%        20.6%                   N/A

INTERNATIONAL
1998           2.34%A        1.06%A       51.1%              $   0.0240
1997           1.89%         0.02%        55.1%                  0.0270
1996           1.71%         0.31%        85.2%                  0.0190
1995           1.74%         0.39%        55.9%                   N/A
1994           1.95%         0.12%        69.8%                   N/A
1993           2.12%        (0.13%)       75.9%                   N/A

 *       From July 1,1993 (commencement of operations) to December 31, 1993.
 **      Unaudited.
 A       Annualized


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS        (FOR THE YEARS ENDED DECEMBER 31 EXCEPT

FINANCIAL HIGHLIGHTS            FOR 1998 WHICH IS FOR THE SIX MONTHS ENDED

                                JUNE 30, 1998 AND AS INDICATED IN THE FOOTNOTES)
$ PER SHARE

                                       NET       TOTAL
                                      REALIZED   INCOME
              NET           NET         AND      FROM    DIVIDENDS    DISTRI-                          NET                NET
             ASSET        INVEST-   UNREALIZED   INVEST- FROM         BUTIONS                         ASSET            ASSETS AT
           VALUE AT        MENT      GAINS OR    MENT    NET          FROM      TOTAL      CONTRI-   VALUE AT            END OF
           BEGINNING      INCOME    (LOSSES) ON  OPERA-  INVESTMENT   CAPITAL   DISTRI-  BUTIONS TO   END OF    TOTAL    PERIOD
           OF PERIOD      (LOSS)     SECURITIES  TIONS   INCOME       GAINS     BUTIONS    CAPITAL    PERIOD    RETURN  ($000'S)
           ---------      ------     ----------  -----   ------       -----     -------    -------    ------    ------  --------

CORE BOND
1998**   $    9.34        0.27         0.15      0.42     (0.27)       0.00     (0.27)     0.00    $  9.49    4.54%    115,675
1997          9.19        0.51         0.15      0.66     (0.51)       0.00     (0.51)     0.00       9.34    7.37%    108,443
1996          9.38        0.64        (0.29)     0.35     (0.54)       0.00     (0.54)     0.00       9.19    3.85%    120,804
1995          8.83        0.60         0.54      1.14     (0.59)       0.00     (0.59)     0.00       9.38   13.25%    171,578
1994         10.37        0.68        (1.56)    (0.88)    (0.64)      (0.02)    (0.66)     0.00       8.83   (8.70%)   216,364
1993         10.38        0.79         0.14      0.93     (0.79)      (0.15)    (0.94)     0.00      10.37    8.96%    334,904


INTERMEDIATE MUNICIPAL BOND
1998**   $   10.45        0.22         0.01      0.23     (0.22)       0.00     (0.22)     0.00  $   10.46    2.21%     23,940
1997         10.14        0.47         0.31      0.78     (0.47)       0.00     (0.47)     0.00      10.45    7.85%     23,508
1996         10.20        0.48        (0.06)     0.42     (0.48)       0.00     (0.48)     0.00      10.14    4.20%     15,214
1995          9.51        0.44         0.69      1.13     (0.44)       0.00     (0.44)     0.00      10.20   12.05%     12,730
1994         10.15        0.41        (0.64)    (0.23)    (0.41)       0.00     (0.41)     0.00       9.51   (2.29%)    14,005
1993         10.00        0.19         0.15      0.34     (0.19)       0.00     (0.19)     0.00      10.15    3.48%     12,334

GOVERNMENT MONEY MARKET
1998**   $    1.00        0.02         0.00      0.02     (0.02)       0.00     (0.02)     0.0  $    1.00    2.39%    178,270
1997          1.00        0.05         0.00      0.05     (0.05)       0.00     (0.05)     0.00       1.00    4.76%    207,817
1996          1.00        0.04         0.00      0.04     (0.04)       0.00     (0.04)     0.00       1.00    4.56%    152,786
1995          1.00        0.05         0.00      0.05     (0.05)       0.00     (0.05)     0.00       1.00    5.16%    131,210
1994          1.00        0.04        (0.01)     0.03     (0.04)       0.00     (0.04)     0.01       1.00    3.58%    188,197
1993          1.00        0.03         0.00      0.03     (0.03)       0.00     (0.03)     0.00       1.00    2.80%    140,926

TAX FREE MONEY MARKET
1998**   $    1.00        0.02         0.00      0.02     (0.02)       0.00     (0.02)     0.00  $    1.00    1.51%    106,624
1997          1.00        0.03         0.00      0.03     (0.03)       0.00     (0.03)     0.00       1.00    3.23%    130,083
1996          1.00        0.03         0.00      0.03     (0.03)       0.00     (0.03)     0.00       1.00    3.14%    117,423
1995          1.00        0.04         0.00      0.04     (0.04)       0.00     (0.04)     0.00       1.00    3.63%    121,754
1994          1.00        0.03         0.00      0.03     (0.03)       0.00     (0.03)     0.00       1.00    2.61%    152,501
1993          1.00        0.02         0.00      0.02     (0.02)       0.00     (0.02)     0.00       1.00    2.32%    136,889





RATIOS
                                                               AVERAGE
            RATIO OF        RATIO OF                           COMMISS-
            EXPENSES        NET INCOME    PORTFOLIO              ION
            TO AVERAGE      TO AVERAGE    TURNOVER               PER
            NET ASSETS      NET ASSETS    RATE                  SHARE
            ----------      ----------    ----                  -----
CORE BOND
1998         0.50%A           5.76 A        364.5%               N/A
1997         0.86%            5.56%         330.3%               N/A
1996         0.81%            5.87%         333.1%               N/A
1995         0.82%            6.52%         375.0%               N/A
1994         0.80%            7.18%         115.9%               N/A
1993         0.81%            7.43%          97.5%               N/A


INTERMEDIATE MUNICIPAL BOND
1998        0.85%A            4.25%A         37.5%               N/A
1997        0.85%             4.55%          39.8%               N/A
1996        0.85%             4.72%          44.4%               N/A
1995        0.85%             4.38%          51.2%               N/A
1994        0.85%             4.20%          30.9%               N/A
1993        0.84%A            3.86%A         17.0%A              N/A

GOVERNMENT MONEY MARKET
1998        0.75%A           4.82%A          N/A%                N/A
1997        0.81%            4.68%           N/A                 N/A
1996        0.83%            4.48%           N/A                 N/A
1995        0.82%            5.06%           N/A                 N/A
1994        0.80%            3.54%           N/A                 N/A
1993        0.81%            2.75%           N/A                 N/A

TAX FREE MONEY MARKET
1998        0.75%A           3.03%A          N/A                  N/A
1997        0.74%            3.17%           N/A                  N/A
1996        0.72%            3.10%           N/A                  N/A
1995        0.76%            3.56%           N/A                  N/A
1994        0.73%            2.59%           N/A                  N/A
1993        0.74%            2.29%           N/A                  N/A




 *       From July 1,1993 (commencement of operations) to December 31, 1993.
 **      Unaudited.
 A       Annualized


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS - (UNAUDITED)


The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Adviser not so agreed, and had the Funds not received a custody fee earnings credit, the total return would have been lower and the net investment income/(loss) per share, ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                                        RATIO OF     NET
                                        EXPENSES     INCOME
                                        TO AVERAGE   TO AVERAGE
                                        NET ASSETS   NET ASSETS
                                        ----------   ----------

                GROWTH
                1995                    1.08%       (0.21%)
                QUANTITATIVE EQUITY
                1993                    1.41%        1.92%
                INTERNATIONAL
                1998**                  2.39%A       1.01%A
                1997                    1.92%       (0.01%)
                1996                    1.76%        0.26%
                1995                    1.76%        0.39%
                1994                    2.35%       (0.28%)
                1993                    2.89%       (0.64%)
                CORE BOND
                1998**                  0.89%A       5.37%A
                INTERMEDIATE MUNICIPAL BOND
                1998**                  1.08%A       4.02%A
                1997                    1.15%        4.25%
                1996                    1.01%        4.56%
                1995                    0.97%        4.25%
                1994                    1.45%        3.60%
                1993*                   2.00%A       2.70%A
                TAX FREE MONEY MARKET
                1998**                  0.77%A       3.01%A

For the Tudor, Growth and Income, Quantitative Equity, Intermediate Municipal Bond and Government Money Market Funds custody fee earnings credit had an effect of less than 0.01% per share on the above ratios. The custody fee earnings credit had an effect of less than 0.01% on the above ratios in 1996, 1997 and 1998 for the Growth Fund, 1993, 1994, 1995, 1996 and 1997 for the Core Bond and Tax Free Money Market Funds.

Notes:
*       From July 1, 1993 (commencement of operations) to December 31, 1993
**      For the six months ended June 30, 1998.
A       Annualized




Page 42                  See notes to financial statements

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


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






                               WEISS, PECK & GREER
                                  MUTUAL FUNDS

                     ONE NEW YORK PLAZA, NEW YORK, NY 10004
                                  800-223-3332







INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.                Paul Meek
Lawrence J. Israel                      William B. Ross
Graham E. Jones                         Robert A. Straniere

OFFICERS

ROGER J. WEISS
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund
ADAM STARR
  President - WPG Tudor Fund, WPG Growth Fund
JAY C. NADEL
  Executive Vice President and Secretary - all funds
FRANCIS H. POWERS
  Executive Vice President and Treasurer - all funds
JOSEPH J. REARDON
  Vice President - all funds
JOSEPH PARASCONDOLA
  Assistant Vice President - all funds
A. ROY KNUTSEN
  President - WPG Growth and Income Fund
DANIEL S. VANDIVORT
  President - WPG Funds Trust
DANIEL CARDELL
  Vice President - WPG Quantitative Equity Fund
R. SCOTT RICHTER
  Vice President - WPG Intermediate Municipal Bond Fund
JANET A. FIORENZA
 Vice President - WPG Tax Free Money Market Fund
S. BLAKE MILLER
  Vice President - WPG Intermediate Municipal Bond Fund
THERESE HOGAN
  Assistant Secretary - all funds


INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA 01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109




This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.